KNOWLEDGE  o  DISCIPLINE  o  SERVICE  o  CHOICE

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YOU SHOULD KNOW WHAT INVESCO KNOWS (TM)
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INVESCO Combination
Stock & Bond Funds

EQUITY INCOME
BALANCED
TOTAL RETURN




                                      SEMI
                                      ANN
                                       UAL




SEMIANNUAL REPORT  |  NOVEMBER 30, 1999  [INVESCO ICON]  INVESCO

INVESCO IS PLEASED
TO ANNOUNCE THAT
MORNINGSTAR RECENTLY
NAMED EQUITY INCOME
AND BALANCED FUNDS
MANAGER JERRY PAUL
AS FIXED-INCOME "FUND
MANAGER OF THE YEAR."

"AS THOSE OF YOU WHO
ARE RECOVERING FROM
THE HOLIDAY SHOPPING
SEASON KNOW, THIS
CONTINUES TO BE AN
ECONOMY DRIVEN BY
THE CONSUMER." PAGE 5

     GRAPH: Equity Income Fund 10-Year Total Return vs. S&P 500 Index and Lehman Government /Corporate Bond Index

     This line graph compares the value of a $10,000 investment in INVESCO Equity Income Fund to the value of a $10,000 investment in the S&P 500 Index and a $10,000 investment in the Lehman Government/Corporate Bond Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 11/30/99.

     GRAPH: Balanced Fund since inception (11/93) Total Return vs. S&P 500 Index and Lehman Government/Corporate Bond Index

     This line graph compares the value of a $10,000 investment in INVESCO Balanced Fund to the value of a $10,000 investment in the S&P 500 Index and a $10,000 investment in the Lehman Government/Corporate Bond Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (11/93) through 11/30/99.

     Graph: Total Return Fund 10-Year Total Return vs. S&P 500 Index and Lehman Government/Corporate Bond Fund Index

     This line graph compares the value of a $10,000 investment in INVESCO Total Return Fund to the value of a $10,000 investment in the S&P 500 Index and a $10,000 investment in the Lehman Government/Corporate Bond Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 11/30/99.

                                  TOTAL RETURN,
                            PERIODS ENDED 11/30/99(1)

                         6 MONTHS     1 YEAR   5 YEARS*   10 YEARS*  PAGE NUMBER
--------------------------------------------------------------------------------
Equity Income Fund         5.75%     15.17%     19.29%     15.02%       3
--------------------------------------------------------------------------------
Balanced Fund              7.02%     18.50%     20.28%     18.30%**     5
--------------------------------------------------------------------------------
Total Return Fund          -6.49%    -1.16%     15.30%     12.41%       7
--------------------------------------------------------------------------------
* AVERAGE ANNUALIZED
** SINCE INCEPTION 12/93

The line graphs illustrate the value of a $10,000 investment, plus reinvested dividends and capital gain distributions, for the 10-year or since inception periods ended 11/30/99. The charts and other total return figures cited reflect the funds' operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Of course, past performance is no guarantee of future results.)(1),(2)

EQUITY INCOME FUNDS
Your Fund's Performance:  A Report from the Manager
--------------------------------------------------------------------------------

Dear Shareholder:

This is our first report to you since we made some changes in the fund last spring and summer, including changing the fund's name to better reflect its investment approach. We are happy to report that these modifications have coincided with strong performance by our portfolio. Indeed, our fund's results over the year ended November 30, 1999, placed it 27th out of 242 equity income funds tracked by Lipper Inc. for the one-year period, 26th out of 117 funds for the five-year period, and 4th out of 43 funds for the 10-year period. We are especially proud of our record, given our firm commitment to high-yielding stocks in a market that has heavily favored technology companies, most of which do not pay dividends.(3)

For the six-month period ended November 30, 1999, the value of your shares rose 5.75%. This performance lagged that of the S&P 500 Index, which increased 7.36% over the same period, but it greatly exceeded that of the Lehman
Government/Corporate Bond Index, which gained just 0.43%. (Of course, past performance is no guarantee of future results.)(1),(2)

Our success over the past six months has stemmed from the continued strength in consumer spending, which is feeding into the profits of many growing companies that pay healthy dividends to shareholders. In our last report, for example, we described our investments in consumer-oriented companies such as Tandy Corporation, best known for its chain of nearly 7,000 Radio Shack stores. Tandy has outperformed thanks to its successful consumer electronics business and-- despite some recent setbacks--should benefit further from its plans to become a physical portal to the Internet by partnering with Microsoft's Web service, MSN. The combined service will allow customers to sign up for Internet access for their home PCs while shopping at Radio Shack outlets.

"DOUBLE PLAYS"
Lately, we have expanded our holdings into other areas as well. This decision has been based partly on the fact that the market's advance has been extremely narrow, leaving many attractive growth companies priced inexpensively relative to the rest of the market. This is certainly the case in the financial sector, where the tremendous vitality within the sector, as measured by IPO activity and commission flow from brokerage operations, does not yet seem factored into share prices. Aside from seemingly low valuations, large banking firms such as Chase

--------------------------------------------------------------------------------

FUND MANAGERS

CHARLES P. MAYER (EQUITY)
SENIOR VICE PRESIDENT AND DIRECTOR OF INVESTMENTS, INVESCO FUNDS GROUP. BA, ST. PETER'S COLLEGE; MBA, ST. JOHN'S UNIVERSITY. JOINED INVESCO IN 1993. BEGAN INVESTMENT CAREER IN 1969. HAS MANAGED THIS FUND SINCE 1993.

DONOVAN J. (JERRY) PAUL, CFA, CPA (FIXED INCOME)
SENIOR VICE PRESIDENT AND DIRECTOR OF FIXED-INCOME INVESTMENTS, INVESCO FUNDS GROUP. BBA, UNIVERSITY OF IOWA; MBA, UNIVERSITY OF NORTHERN IOWA. JOINED INVESCO IN 1994. BEGAN INVESTMENT CAREER IN 1976. HAS MANAGED THIS FUND SINCE 1994.

and the Bank of New York also appear to us poised to benefit from the new vistas opened by the recent reform of banking laws.

Health care is another sector that has the potential to offer this "double play" opportunity. Following their strong performance last year, health care stocks have languished recently. This has lowered the price-to-earnings multiples of many of these reliable growth stocks. At the same time, the recent battle between Pfizer and American Home Products for Warner-Lambert suggests that a new era of consolidation within the pharmaceutical industry may have begun.

BROADENING LEADERSHIP
Looking forward, the gains in technology that are spurring intensive global competition seem likely to keep a lid on the market's largest worry, the threat of inflation and higher interest rates. While we would not be surprised to see interest rates increase marginally in 2000, we see little evidence that rates will dramatically accelerate upward. Indeed, we are optimistic about our corporate bond holdings, which seem to us attractively priced based on their underlying fundamentals.

We are even more optimistic for the future of America's largest, well-established firms, and we believe many of these companies remain attractively priced. Perhaps the best scenario investors can envision is that the remarkable leadership shown by the top tier of technology firms could spread outward to other sectors of the market as the American economy continues to steam ahead. Should this be the case, we feel we are well-positioned through our ownership of a wide variety of industry leaders across all market sectors.

We look forward to reporting to you again in six months, and thank you for your continued confidence in INVESCO.


/s/Charles P. Mayer                     /s/Donovan J. (Jerry) Paul

Charles P. Mayer                        Donovan J. (Jerry) Paul
Senior Vice President                   Senior Vice President

BALANCED FUND
Your Fund's Performance: A Report from the Manager
--------------------------------------------------------------------------------

Dear Shareholder:

This is our first communication to you in some time in which we can report that relatively little has changed in the interim. Last May, the markets were nervous about the potential impact of rising interest rates, yet the indexes stood only slightly below record levels. We face largely the same situation today, although technology stocks have regained momentum to climb to new records. Thus, perhaps it is appropriate to stress the continuity we see in both the markets and our fund's focus.

For the six-month period ended November 30, 1999, the value of your shares rose 7.02%. This performance modestly lagged the S&P 500 Index, which gained 7.36% over the same period. However, the fund's performance substantially exceeded that of the Lehman Government/Corporate Bond Index, which finished the period just 0.43% higher. (Of course, past performance is no guarantee of future results.)(1),(2) We are pleased to note that this performance helped the fund rank 30th out of 444 balanced funds tracked by Lipper Inc. for the one-year period, and 11th out of 209 for the five-year period.(3)

STILL THE CONSUMER'S ECONOMY
As those of you who are recovering from the holiday shopping season know, the economy continues to be driven by the consumer. Healthy wage gains, low inflation, and booming stock prices have helped keep consumer confidence high, as has the appreciation in home prices. A robust housing market has also encouraged legions of first-time homebuyers to spend large sums on appliances and home furnishings. These factors helped the U.S. economy expand at a remarkable 5.7% rate in the third quarter of 1999.

It is worth noting, however, that consumer spending remains narrowly focused--consumers are still highly selective about what they buy, and they have not given up their hunt for a bargain. We have attempted to profit from this selectivity by being selective ourselves. Our investments have focused on discount retailers such as Wal-Mart and Dayton Hudson (which operates Target and Mervyn's), for example, rather than on upscale department store chains or specialty stores.

--------------------------------------------------------------------------------

FUND MANAGERS

CHARLES P. MAYER (EQUITY)
SENIOR VICE PRESIDENT AND DIRECTOR OF INVESTMENTS, INVESCO FUNDS GROUP. BA, ST. PETER'S COLLEGE; MBA, ST. JOHN'S UNIVERSITY. JOINED INVESCO IN 1993. BEGAN INVESTMENT CAREER IN 1969. HAS MANAGED THIS FUND SINCE 1993.

DONOVAN J. (JERRY) PAUL, CFA, CPA (FIXED INCOME)
SENIOR VICE PRESIDENT AND DIRECTOR OF FIXED-INCOME INVESTMENTS, INVESCO FUNDS GROUP. BBA, UNIVERSITY OF IOWA; MBA, UNIVERSITY OF NORTHERN IOWA. JOINED INVESCO IN 1994. BEGAN INVESTMENT CAREER IN 1976. HAS MANAGED THIS FUND SINCE 1994.

PETER M. LOVELL (EQUITY)
VICE PRESIDENT, INVESCO FUNDS GROUP, INC. BA, COLORADO STATE UNIVERSITY; MBA, REGIS UNIVERSITY. JOINED INVESCO IN 1994. BEGAN INVESTMENT CAREER IN 1992. HAS MANAGED THIS FUND SINCE 1998.

As well as looking for bargains, consumers have also dedicated their spending toward upgrading their home entertainment systems, a trend referred to by some as the "digital upgrade cycle." We told you in our last report that we were optimistic that this trend still had some way to go, and events in the past six months have justified our confidence. Indeed, DVD players have enjoyed a faster introduction--or "rollout"--than any earlier consumer electronics innovation, including VCRs and CD players.

It is important to realize that the effects of strong consumer spending are felt throughout the economy; indeed, it now accounts for roughly two-thirds of economic activity. Even given our commitment to investing across all economic sectors, the consumer spending theme can serve as a general guidepost for our fund. Much of our technology exposure, for example, has a direct link to the digital upgrade cycle. Dell Computer and the digital satellite provider GM Hughes, for example, are both profiting from robust sales of such equipment. Our corporate bond holdings in areas such as telecommunications have also benefited from the tendency of Americans to increase their use of technology.

TOO MUCH OF A GOOD THING?
Undoubtedly, too much spending and too much growth pose their own problems. Worries about inflation have prompted the Federal Reserve Board to raise short-term interest rates three times since our last report. The Fed's intervention has helped push long-term interest rates up to their highest levels in two years. Rising rates, in turn, have also led to greater market volatility, although higher rates have yet to take a serious toll on the stocks of the fastest-growing companies.

Consumer spending is highly sensitive to interest rates, of course, as is the bond component of our portfolio. We remain on guard for more interest rate increases, but the signals at this point are mixed. On the one hand, the central bank appears to have accomplished its goal of slowing down the economy somewhat by indirectly increasing mortgage rates, which have cooled the red-hot homebuilding sector. If growth slows a bit further, the Federal Reserve may not feel the need to continue raising rates in 2000. On the other hand, continued growth above the 3.5% range, generally considered the inflation-free "speed limit" for the economy, might prompt another round of rate hikes.

Looking forward, we remain optimistic for the markets--and perhaps more optimistic than we were when we last wrote you. A continuing strong economy should benefit both the stocks in our portfolio and our holdings of corporate bonds. While it is probably true that all good things must come to an end, we see little evidence that the phenomenal U.S. expansion will be derailed anytime soon.

Thank you for your continued investment in INVESCO Balanced Fund.


/s/Charles P. Mayer       /s/ Donovan J. (Jerry) Paul     /s/Peter M. Lovell

Charles P. Mayer          Donovan J. (Jerry) Paul         Peter M. Lovell
Senior Vice President     Senior Vice President           Vice President

TOTAL RETURN FUND
Your Fund's Performance: A Report from the Manager
--------------------------------------------------------------------------------

Dear Shareholder:

This has been a disappointing six months for our fund. When we last wrote you, we noted that value stocks had made something of a comeback after a long period of under-performance relative to higher-priced issues. Unfortunately, that rally proved a short-lived one. The market has since reverted to its pattern of favoring a select number of stocks, which are now as expensive as any time in recent memory.

For the six-month period ended November 30, 1999, the value of your shares fell 6.49%. This performance considerably lagged that of the S&P 500 Index, which gained 7.36% over the same period, as it did that of the Lehman
Government/Corporate Bond Index, which rose 0.43%. (Of course, past performance is no guarantee of future results.)(1),(2)

AN UNUSUAL COMBINATION
Unfortunately, an orientation toward value stocks and bond investing over this past year has meant suffering the worst of both worlds. Bond prices have fallen as interest rates have climbed, meaning that the fixed-income component of our portfolio has actually contributed negative total returns. At the same time, the markets have risen on a narrow list of high-growth stocks while shunning many cyclical stocks.

This has been a highly unusual combination of events. Typically, climbing interest rates occur as the economy is accelerating, which is also the time that cyclical companies and those involved in commodity production--traditionally the hunting grounds of value investors--are thriving. Also, rising interest rates typically have a more negative effect on growth-oriented firms with higher price-to-earnings ratios, because the higher rates mean investors are willing to pay less for future profits. Thus, a value portfolio should be expected to avoid the sort of "double whammy" that we experienced in 1999.

So we return to the primary question for value investors: What do the past year's events tell us about what might happen in the future? Has the market undergone a fundamental shift now that we are in a "new economy"? Are value stocks destined to continue to underperform even if the market environment appears amenable to a value approach? Or, on the other hand, will the market return to its longer-term patterns?

--------------------------------------------------------------------------------

FUND MANAGERS

EDWARD C. MITCHELL, JR., CFA, CIC
CHAIRMAN & PORTFOLIO MANAGER, INVESCO CAPITAL MANAGEMENT. BA, UNIVERSITY OF VIRGINIA, MBA; UNIVERSITY OF COLORADO. JOINED INVESCO IN 1979. BEGAN INVESTMENT CAREER IN 1969. HAS MANAGED THIS FUND SINCE 1987.

JAMES O. BAKER, CFA
PORTFOLIO MANAGER, INVESCO CAPITAL MANAGEMENT. BA, MERCER UNIVERSITY. JOINED INVESCO IN 1992. BEGAN INVESTMENT CAREER IN 1977. HAS MANAGED THIS FUND SINCE 1993.

THEY ARE ASSISTED BY DAVID S. GRIFFEN, CFA, AND MARGARET HOOGS, CFA.

THE WEIGHT OF HISTORY
We think that the weight of history suggests the latter scenario is more likely. Undoubtedly, the new economy has spawned some great new companies based on technologies with significant promise. But investors now have to determine: Are those companies really worth valuations that amount to several hundred times earnings? Yahoo, for example, was recently admitted to the S&P 500 Index with a valuation of more than 200 times its current sales. For comparison's sake, the price-to-sales ratio of General Electric, an excellent company with solid earnings, has been hovering between 1 and 5 over the past several years.

Such extreme valuations are not without precedent. Just as seemingly anything with "dot com" in its name flourishes today, for example, so the suffix "tronics" could instantly vault a company to market leadership in the 1960s. But such highflyers have almost always come back to earth, leaving investors once again paying attention to the price they pay for future earnings.

This year has been a very frustrating one for us, but we take some comfort in the fact that our medium- and long-term records are still quite solid. Even given the very strong performance of growth stocks over the past several years, for example, we rank almost exactly in the middle of the Balanced Funds category tracked by Lipper Inc. for the five-year period ended November 30, 1999. For the 10-year period, we rank in the top third. Total Return Fund ranked 417th out of 444 funds for the one-year period; 189th out of 327 balanced funds for the three-year period; 104th out of 209 for the five-year period; and 20th out of 60 for the 10-year period.(3)

We cannot promise when or even if the market will once again take a more reasoned look at stock valuations. We can, however, assure you that we will do our best to position the fund for the return to historically normal conditions--an eventuality we fully expect.


/s/Edward C. Mitchell, Jr.              /s/James O. Baker

Edward C. Mitchell, Jr.                 James O. Baker
Chairman & Portfolio Manager            Portfolio Manager

--------------------------------------------------------------------------------

SINCE THE FUNDS ARE ACTIVELY MANAGED, HOLDINGS WILL CHANGE OVER TIME.

(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2) THE S&P 500 IS AN UNMANAGED INDEX OF COMMON STOCKS CONSIDERED REPRESENTATIVE OF THE BROAD U.S. STOCK MARKET. THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX IS CONSIDERED REPRESENTATIVE OF THE BROAD U.S. FIXED INCOME MARKETS.

(3) LIPPER INC. IS AN INDEPENDENT MUTUAL FUND ANALYST. RANKINGS ARE BASED ON TOTAL RETURN PERFORMANCE UNADJUSTED FOR COMMISSIONS.

INVESCO  |  SEMIANNUAL REPORT  |  NOVEMBER 30, 1999

Moving Forward
--------------------------------------------------------------------------------

MARKET HEADLINES:  JUNE 1999
TO NOVEMBER 1999

The six months ended November 30, 1999 represented the first period in awhile in which the world's markets were not preoccupied with economic turmoil. With concerns over currency meltdowns and banking crises finally out of the way, investors could once again focus on the longer-term economic potential of the world's economies. In Asia, the financial spigots reopened as confidence returned, while in Europe the markets moved higher, though more modestly. In the United States, attention returned to the remarkable economic expansion, now entering its ninth year.

The U.S. economy finished the last year of the millennium with the strongest job market in decades--a seemingly sure indicator that inflation would soon be on the way. Indeed, several moderately troubling inflation signals such as tighter job markets and healthy wage increases were enough for Alan Greenspan and his fellow Federal Reserve Board Governors to raise short-term interest rates on three occasions, leading market interest rates higher.

By the fall, Fed intervention had taken its toll on interest rate-sensitive sectors such as homebuilding and financial services. The public received the message as well: Consumer confidence, while still high, began to drift lower as the public considered higher mortgage interest rates and a flatter stock market. Meanwhile, bond prices languished due to higher rates and an imbalance between supply and demand.

With the world economy coming back to life and consumers still spending, however, rising rates barely slowed down most major U.S. companies. Indeed, profit growth at many firms surged back from last year's slowdown. This posed a strong contrast to the classic late stages of most expansions, when profit growth should theoretically slow. If anything, leading companies seemed to be picking up speed.

Torn between good profit news on the one hand and rising interest rates on the other, investors waffled and the domestic equity markets moved sideways throughout the summer and early fall. Interestingly, many market watchers became more optimistic about performance in 2000, based partly on their hope that the Y2K issue would no longer hang over the markets. Indeed, October and November saw a strong rally driven largely by strong mutual fund inflows, which suggested that an increasingly confident investing public was putting its money to work--and the first indications of holiday spending suggested that the Grinch would not steal Christmas in 1999.

TEN LARGEST COMMON STOCK HOLDINGS

INVESCO Combination Stock & Bond Funds, Inc.
NOVEMBER 30, 1999
UNAUDITED

DESCRIPTION                                                               VALUE
--------------------------------------------------------------------------------

Balanced Fund
Tandy Corp                                                        $   7,923,025
General Electric                                                      7,436,000
Citigroup Inc                                                         7,122,275
Warner-Lambert Co                                                     7,049,437
General Motors Class H Shrs                                           6,944,187
Kansas City Southern Industries                                       6,700,781
Chase Manhattan                                                       6,674,400
Wal-Mart Stores                                                       6,494,337
McDonald's Corp                                                       6,300,000
Maxim Integrated Products                                             6,256,344

Equity Income Fund
Kansas City Southern Industries                                   $ 160,818,750
Bank of New York                                                    159,500,000
General Electric                                                    156,000,000
Tandy Corp                                                          131,810,325
AlliedSignal Inc                                                    113,643,750
US WEST                                                             111,712,500
Merck & Co                                                          109,900,000
Warner-Lambert Co                                                   107,625,000
Dayton Hudson                                                        98,787,500
Exxon Corp                                                           95,175,000

Total Return Fund
AT&T Corp                                                         $  43,599,262
Merck & Co                                                           43,175,000
Nucor Corp                                                           41,671,462
International Business Machines                                      37,844,550
Repsol SA Sponsored ADR Representing Ord Shrs                        35,939,700
Columbia/HCA Healthcare                                              32,520,150
Hewlett-Packard Co                                                   30,483,337
Morgan Stanley Dean Witter & Co                                      30,156,250
Computer Associates International                                    29,835,000
Bank of America                                                      29,536,650

Composition of holdings is subject to change.

STATEMENT OF INVESTMENT SECURITIES

INVESCO Combination Stock & Bond Funds, Inc.
NOVEMBER 30, 1999
UNAUDITED

                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE
Balanced Fund
61.24    COMMON STOCKS
1.50     AUTOMOBILES
         General Motors Class H Shrs(a)                            81,100   $    6,944,187
===========================================================================================
4.93     BANKS
         Bank of New York                                         134,800        5,375,150
         Chase Manhattan                                           86,400        6,674,400
         Morgan (J P) & Co                                         41,900        5,509,850
         Wells Fargo                                              112,900        5,249,850
===========================================================================================
                                                                                22,809,250
2.30     BEVERAGES
         Anheuser-Busch Cos                                        59,700        4,466,306
         Coca-Cola Co                                              91,800        6,179,287
===========================================================================================
                                                                                10,645,593
2.42     BROADCASTING
         AT&T Corp-Liberty Media Group Class A Shrs(a)            112,000        4,683,000
         Clear Channel Communications(a)                           63,100        5,071,662
         TV Guide Class A Shrs(a)                                  23,000        1,459,782
===========================================================================================
                                                                                11,214,444
0.88     CABLE
         Charter Communications Class A Shrs(a)                   176,000        4,081,000
===========================================================================================
2.20     COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
         Lucent Technologies                                       68,200        4,982,862
         Motorola Inc                                              45,600        5,209,800
===========================================================================================
                                                                                10,192,662
2.33     COMPUTER RELATED
         Dell Computer(a)                                         128,700        5,534,100
         Microsoft Corp(a)                                         57,900        5,271,614
===========================================================================================
                                                                                10,805,714
0.78     ELECTRIC UTILITIES
         Unicom Corp                                              112,500        3,592,969
===========================================================================================
1.61     ELECTRICAL EQUIPMENT
         General Electric                                          57,200        7,436,000
===========================================================================================
3.47     ELECTRONICS -- SEMICONDUCTOR
         Intel Corp                                                69,200        5,306,775
         Maxim Integrated Products(a)                              77,900        6,256,344


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE


         Texas Instruments                                         47,000   $    4,514,937
===========================================================================================
                                                                                16,078,056
1.02     ENTERTAINMENT
         Gemstar International Group Ltd(a)                        42,000        4,735,500
===========================================================================================
1.54     FINANCIAL
         Citigroup Inc                                            132,200        7,122,275
===========================================================================================
0.81     FOODS
         Heinz (HJ) Co                                             89,000        3,726,875
===========================================================================================
1.21     GAMING
         Harrah's Entertainment(a)                                202,100        5,583,012
===========================================================================================
5.43     HEALTH CARE DRUGS -- PHARMACEUTICALS
         Bristol-Myers Squibb                                      58,200        4,252,237
         Johnson & Johnson                                         45,700        4,741,375
         Merck & Co                                                70,200        5,510,700
         SmithKline Beecham PLC Sponsored ADR
           Representing 5 Ord Shrs                                 53,500        3,557,750
         Warner-Lambert Co                                         78,600        7,049,437
===========================================================================================
                                                                                25,111,499
0.92     HEALTH CARE RELATED
         Medtronic Inc                                            110,000        4,276,250
===========================================================================================
1.94     HOUSEHOLD PRODUCTS
         Colgate-Palmolive Co                                      79,400        4,357,075
         Procter & Gamble                                          42,900        4,633,200
===========================================================================================
                                                                                 8,990,275
1.15     INSURANCE
         Allmerica Financial                                       96,100        5,303,519
===========================================================================================
1.16     INVESTMENT BANK/BROKER FIRM
         Morgan Stanley Dean Witter & Co                           44,400        5,355,750
===========================================================================================
1.77     MANUFACTURING
         AlliedSignal Inc                                          70,400        4,210,800
         Textron Inc                                               55,800        3,965,287
===========================================================================================
                                                                                 8,176,087
3.27     OIL & GAS RELATED
         Apache Corp                                               68,000        2,435,250
         BP Amoco PLC Sponsored ADR Representing 6 Ord Shrs        67,600        4,119,375
         Exxon Corp                                                64,800        5,139,450
         Schlumberger Ltd                                          57,500        3,453,594
===========================================================================================
                                                                                15,147,669
1.19     PAPER & FOREST PRODUCTS
         Champion International                                    44,400        2,461,425
         Weyerhaeuser Co                                           49,400        3,025,750
===========================================================================================
                                                                                 5,487,175


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE

1.45     RAILROADS
         Kansas City Southern Industries                          112,500   $    6,700,781
===========================================================================================
1.36     RESTAURANTS
         McDonald's Corp                                          140,000        6,300,000
===========================================================================================
6.89     RETAIL
         Amazon.com Inc(a)                                         63,800        5,426,988
         Circuit City Stores-Circuit City Group                   120,000        5,820,000
         Dayton Hudson                                             88,300        6,230,669
         Tandy Corp                                               103,400        7,923,025
         Wal-Mart Stores                                          112,700        6,494,337
===========================================================================================
                                                                                31,895,019
1.24     SERVICES
         America Online(a)                                         78,800        5,727,775
===========================================================================================
1.13     TELECOMMUNICATIONS -- CELLULAR & WIRELESS
         Nextel Communications Class A Shrs(a)                     53,000        5,253,625
===========================================================================================
2.73     TELECOMMUNICATIONS -- LONG DISTANCE
         AT&T Corp                                                100,000        5,587,500
         Cable & Wireless PLC Sponsored ADR Representing
           3 Ord Shrs                                             117,900        4,686,525
         Qwest Communications International(a)                     69,400        2,372,612
===========================================================================================
                                                                                12,646,637
2.61     TELEPHONE
         BellSouth Corp                                           110,500        5,103,719
         SBC Communications                                        98,700        5,126,231
         US WEST                                                   30,000        1,861,875
===========================================================================================
                                                                                12,091,825
         TOTAL COMMON STOCKS (Cost $214,656,716)                               283,431,423
===========================================================================================
1.05     PREFERRED STOCKS
1.05     COMPUTER RELATED
         SAP AG Sponsored ADR Representing 1/12 Pfd Shrs
           (Cost $5,277,677)                                      144,600        4,853,138
===========================================================================================
32.91    FIXED INCOME SECURITIES
8.73     US Government Obligations
         US Treasury Notes
           6.000%, 8/15/2004                               $    5,000,000        4,976,565
           6.000%, 8/15/2009                               $    5,500,000        5,431,250
           5.625%, 5/15/2008                               $   24,355,000       23,304,691
           5.500%, 5/15/2009                               $    3,000,000        2,853,750
           5.250%, 5/15/2004                               $    4,000,000        3,865,000
===========================================================================================
           TOTAL US GOVERNMENT OBLIGATIONS
              (Amortized Cost $42,160,922)                                      40,431,256
===========================================================================================


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE

2.64     US GOVERNMENT AGENCY OBLIGATIONS
         Freddie Mac, Gold, Participation Certificates
            6.500%, 6/1/2011                               $    5,951,857   $    5,840,067
            6.500%, 9/1/2011                               $    5,979,485        5,867,177
         Freddie Mac, Multiclass Mortgage, Gtd
           Participation Certificates, Series 1449,
           Class E, 6.000%, 11/15/2005                     $          481              479
         Student Loan Marketing Association, Notes,
           Series CQ 5.516%(e), 3/7/2001                   $      500,000          496,900
===========================================================================================
           TOTAL US GOVERNMENT AGENCY OBLIGATIONS
              (Amortized Cost $12,133,335)                                      12,204,623
===========================================================================================
21.54    CORPORATE BONDS
0.39     AIRLINES
         Delta Air Lines, Deb, 10.375%, 12/15/2022         $    1,500,000        1,800,984
===========================================================================================
0.33     BUILDING MATERIALS
         USG Corp, Sr Notes, 8.500%, 8/1/2005              $    1,500,000        1,548,441
===========================================================================================
0.74     CABLE
         TCI Communications, Sr Deb, 7.875%, 2/15/2026     $    1,000,000        1,023,387
         Tele-Communications Inc, Sr Deb, 9.800%, 2/1/2012 $    2,000,000        2,383,284
===========================================================================================
                                                                                 3,406,671
0.18     CHEMICALS
         Equistar Chemicals LP, Deb, 7.550%, 2/15/2026     $    1,000,000          825,401
===========================================================================================
12.11    ELECTRIC UTILITIES
         Arizona Public Service, 1st Mortgage, 8.000%,
           2/1/2025                                        $    1,500,000        1,454,250
         Central Power & Light, 1st Mortgage, Series II
           7.500%, 4/1/2023                                $    2,500,000        2,353,705
         Commonwealth Edison, 1st Mortgage
           Series 76, 8.250%, 10/1/2006                    $    2,000,000        1,982,664
           7.000%, 7/1/2005                                $    1,000,000        1,039,619
         Connecticut Light & Power, 1st Refunding Mortgage
           Series 94C, 8.500%, 6/1/2024                    $    2,875,000        2,909,405
         Consumers Energy, 1st & Refunding Mortgage
           7.375%, 9/15/2023                               $    2,000,000        1,825,480
         Detroit Edison, Secured Medium-Term Notes,
           Series C 8.300%, 1/13/2023                      $    1,000,000        1,004,517
         DQU-II Funding, Collateral Lease, 8.700%,
           6/1/2016                                        $       33,000           34,422
         Duquesne Light
            1st Collateral Trust, 8.375%, 5/15/2024        $    2,000,000        1,981,554
            Secured Medium-Term Notes, Series B
              8.200%, 11/15/2022                           $    1,000,000          993,908
         El Paso Electric, 1st Mortgage, Series D
           8.900%, 2/1/2006                                $    4,000,000        4,177,460
         Gulf Power, 1st Mortgage, 6.875%, 1/1/2026        $    3,000,000        2,665,470
         Gulf States Utilities, 1st Mortgage, 8.700%,
           4/1/2024                                        $    1,000,000          998,914



                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE

         Jersey Central Power & Light
            1st Mortgage, 7.500%, 5/1/2023                 $    2,000,000   $    1,894,640
            Sr Secured Medium-Term Notes, Series C
              7.980%, 2/16/2023                            $    2,000,000        1,939,246
         Kentucky Utilities, 1st Mortgage
           Series R, 7.550%, 6/1/2025                      $    2,000,000        1,880,838
         Metropolitan Edison, Secured Medium-Term Notes
           Series B, 8.150%, 1/30/2023                     $    2,000,000        1,959,968
         New York State Electric & Gas, 1st Mortagage
           8.300%, 12/15/2022                              $    1,500,000        1,475,546
         Niagara Mohawk Power, 1st Mortgage
            8.500%, 7/1/2023                               $    1,750,000        1,726,043
            7.750%, 5/15/2006                              $    4,000,000        4,025,372
         Potomac Edison, 1st Mortgage, 7.750%, 5/1/2025    $    4,000,000        3,879,456
         Public Service Electric & Gas, 1st Mortgage
           6.375%, 5/1/2008                                $    1,400,000        1,315,867
         Public Service of Colorado, 1st Mortgage,
           9.875%, 7/1/2020                                $    1,500,000        1,587,486
         Public Service of New Mexico, Series B
           Sr Notes, 7.500%, 8/1/2018                      $    3,500,000        3,262,277
         Texas Utilities, 1st Mortgage, 7.375%, 10/1/2025  $    2,000,000        1,820,260
         Union Electric, 1st Mortgage
            8.750%, 12/1/2021                              $    3,250,000        3,338,819
            8.250%, 10/15/2022                             $      500,000          502,805
         Wisconsin Electric Power, 1st Mortgage, 8.375%,
           12/1/2026                                       $    2,000,000        2,017,760
===========================================================================================
                                                                                56,047,751
0.74     ENTERTAINMENT
         Paramount Communications, Sr Deb, 8.250%,
           8/1/2022                                        $    3,400,000        3,411,288
===========================================================================================
0.43     FINANCIAL
         Associates Corp of North America, Sr Unsecured Euro
           Euro Medium-Term Notes, Series 8, 7.375%,
           6/11/2007(b)                                    $    2,000,000        2,010,522
===========================================================================================
1.03     INSURANCE
         Equitable Cos, Sr Notes, 9.000%, 12/15/2004       $    2,500,000        2,672,568
         Progressive Corp, Sr Notes, 6.625%, 3/1/2029      $    2,500,000        2,111,340
===========================================================================================
                                                                                 4,783,908
0.19     LODGING -- HOTELS
         Hilton Hotels, Sr Notes, 7.200%, 12/15/2009       $    1,000,000          880,684
===========================================================================================
1.95     OIL & GAS RELATED
         Atlantic Richfield, Deb, 10.875%, 7/15/2005       $    1,500,000        1,765,347
         Mobil Corp, Deb, 8.625%, 8/15/2021                $    3,000,000        3,395,205
         Panhandle Eastern Pipe Line, Sr Notes, 6.500%,
           7/15/2009                                       $    1,000,000          927,351
         Sun Inc, Deb, 9.375%, 6/1/2016                    $    1,000,000        1,050,580
         Vastar Resources, Notes, 6.500%, 4/1/2009         $    2,000,000        1,887,862
===========================================================================================
                                                                                 9,026,345
0.70     PAPER & FOREST PRODUCTS
         Chesapeake Corp, Deb, 7.200%, 3/15/2005           $    3,500,000        3,230,913
===========================================================================================


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE

0.30     TELECOMMUNICATIONS -- LONG DISTANCE
         AT&T Corp, Notes, 6.000%, 3/15/2009               $    1,500,000   $    1,381,611
===========================================================================================
2.45     TELEPHONE
         Centel Capital, Deb, 9.000%, 10/15/2019           $    2,500,000        2,718,678
         Citizens Utilities, Deb, 7.000%, 11/1/2025        $      675,000          598,712
         GTE Corp, Deb, 7.900%, 2/1/2027                   $    2,250,000        2,198,140
         Metronet Communications, Sr Discount Step-Up
           Notes(c) Zero Coupon, 6/15/2008                 $    6,250,000        4,867,188
         US WEST Communications, Notes, 5.650%, 11/1/2004  $    1,000,000          944,524
===========================================================================================
                                                                                11,327,242
           TOTAL CORPORATE BONDS (Amortized Cost $105,943,873)                  99,681,761
===========================================================================================
         TOTAL FIXED INCOME SECURITIES (Amortized Cost $160,238,130)           152,317,640
===========================================================================================
4.80     SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
         Repurchase Agreement with State Street dated
           11/30/1999 due 12/1/1999 at 5.550%, repurchased
           at $22,238,428 (Collateralized by US Treasury
           Notes, due 1/15/2008 at 3.625%, value
           $22,378,323) (Cost $22,235,000)                 $   22,235,000       22,235,000
===========================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $402,407,523)
         (Cost for Income Tax Purposes $402,448,593)                        $  462,837,201
===========================================================================================

Equity Income Fund
85.31    COMMON STOCKS
0.51     AEROSPACE & DEFENSE
         Northrop Grumman                                         440,000   $   24,722,500
===========================================================================================
2.40     AUTOMOBILES
         Ford Motor                                               800,000       40,400,000
         General Motors Class H Shrs(a)                           896,800       76,788,500
===========================================================================================
                                                                               117,188,500
7.20     BANKS
         Bank of New York                                       4,000,000      159,500,000
         Chase Manhattan                                          850,000       65,662,500
         Morgan (J P) & Co                                        500,000       65,750,000
         Wells Fargo                                            1,300,000       60,450,000
===========================================================================================
                                                                               351,362,500
2.96     BEVERAGES
         Anheuser-Busch Cos                                     1,171,000       87,605,437
         Coca-Cola Co                                             847,000       57,013,688
===========================================================================================
                                                                               144,619,125
1.03     BROADCASTING
         AT&T Corp-Liberty Media Group Class A Shrs(a)          1,200,000       50,175,000
===========================================================================================
0.88     CABLE
         Charter Communications Class A Shrs(a)                 1,857,000       43,059,188
===========================================================================================


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE

0.31     CHEMICALS
         Lyondell Chemical                                      1,090,000   $   15,260,000
===========================================================================================
2.49     COMPUTER RELATED
         Computer Associates International                        450,000       29,250,000
         Galileo International                                  1,029,000       32,928,000
         Microsoft Corp(a)                                        650,000       59,180,469
===========================================================================================
                                                                               121,358,469
1.04     ELECTRIC UTILITIES
         Duke Energy                                              450,000       22,809,375
         PG&E Corp                                                700,000       15,662,500
         Scottish Power PLC Sponsored ADR Representing
           4 Ord Shrs                                             348,000       12,158,250
===========================================================================================
                                                                                50,630,125
3.20     ELECTRICAL EQUIPMENT
         General Electric                                       1,200,000      156,000,000
===========================================================================================
3.31     ELECTRONICS -- SEMICONDUCTOR
         Intel Corp                                             1,000,000       76,687,500
         Maxim Integrated Products(a)                             400,000       32,125,000
         Texas Instruments                                        550,000       52,834,375
===========================================================================================
                                                                               161,646,875
1.47     FINANCIAL
         Citigroup Inc                                          1,331,400       71,729,175
===========================================================================================
4.61     FOODS
         General Mills                                          2,000,000       75,375,000
         Heinz (H J) Co                                         1,192,000       49,915,000
         Kellogg Co                                             1,600,000       54,200,000
         Quaker Oats                                              700,000       45,675,000
===========================================================================================
                                                                               225,165,000
0.71     GAMING
         Park Place Entertainment(a)                            2,700,000       34,762,500
===========================================================================================
0.27     GOLD & PRECIOUS METALS MINING
         Newmont Mining                                           550,000       13,028,125
===========================================================================================
9.39     HEALTH CARE DRUGS -- PHARMACEUTICALS
         American Home Products                                 1,000,000       52,000,000
         Bristol-Myers Squibb                                   1,050,000       76,715,625
         Merck & Co                                             1,400,000      109,900,000
         Pfizer Inc                                               500,000       18,093,750
         Pharmacia & Upjohn                                       750,000       41,015,625
         SmithKline Beecham PLC Sponsored ADR
           Representing 5 Ord Shrs                                800,000       53,200,000
         Warner-Lambert Co                                      1,200,000      107,625,000
===========================================================================================
                                                                               458,550,000
1.27     HEALTH CARE RELATED
         Medtronic Inc                                          1,600,000       62,200,000
===========================================================================================


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE

2.23     HOUSEHOLD PRODUCTS
         Colgate-Palmolive Co                                   1,100,000   $   60,362,500
         Procter & Gamble                                         450,000       48,600,000
===========================================================================================
                                                                               108,962,500
1.48     INSURANCE
         Allmerica Financial                                    1,306,818       72,120,018
===========================================================================================
1.11     INVESTMENT BANK/BROKER FIRM
         Morgan Stanley Dean Witter & Co                          450,000       54,281,250
===========================================================================================
0.94     LODGING -- HOTELS
         Hilton Hotels                                          2,525,000       25,407,812
         Marriott International Class A Shrs                      625,000       20,351,563
===========================================================================================
                                                                                45,759,375
3.35     MANUFACTURING
         AlliedSignal Inc                                       1,900,000      113,643,750
         Textron Inc                                              700,000       49,743,750
===========================================================================================
                                                                               163,387,500
0.19     NATURAL GAS
         Kinder Morgan                                            450,000        9,140,625
===========================================================================================
7.49     OIL & GAS RELATED
         Apache Corp                                            1,000,000       35,812,500
         Atlantic Richfield                                       800,000       77,100,000
         Exxon Corp                                             1,200,000       95,175,000
         Royal Dutch Petroleum New York Registry 1.25
           Gldr Shrs                                            1,000,000       58,000,000
         Schlumberger Ltd                                       1,100,000       66,068,750
         Unocal Corp                                            1,000,000       33,187,500
===========================================================================================
                                                                               365,343,750
1.79     PAPER & FOREST PRODUCTS
         Champion International                                   650,000       36,034,375
         Weyerhaeuser Co                                          840,500       51,480,625
===========================================================================================
                                                                                87,515,000
3.82     RAILROADS
         Kansas City Southern Industries                        2,700,000      160,818,750
         Norfolk Southern                                       1,200,000       25,650,000
===========================================================================================
                                                                               186,468,750
0.33     REAL ESTATE INVESTMENT TRUST
         Health Care Property Investors                           420,000       10,893,750
         Healthcare Realty Trust                                  300,000        4,968,750
===========================================================================================
                                                                                15,862,500
1.25     RESTAURANTS
         McDonald's Corp                                        1,357,900       61,105,500
===========================================================================================
7.38     RETAIL
         Circuit City Stores-Circuit City Group                 1,000,000       48,500,000
         Dayton Hudson                                          1,400,000       98,787,500
         Penney (JC) Co                                         1,000,000       22,312,500


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE

         Tandy Corp                                             1,720,200   $  131,810,325
         Wal-Mart Stores                                        1,023,600       58,984,950
===========================================================================================
                                                                               360,395,275
0.83     SAVINGS & LOAN
         Charter One Financial                                  1,863,423       40,412,986
===========================================================================================
0.60     SERVICES
         America Online(a)                                        400,000       29,075,000
===========================================================================================
1.02     TELECOMMUNICATIONS -- CELLULAR & WIRELESS
         Nextel Communications Class A Shrs(a)                    500,000       49,562,500
===========================================================================================
1.63     TELECOMMUNICATIONS -- LONG DISTANCE
         AT&T Corp                                              1,000,000       55,875,000
         Cable & Wireless PLC Sponsored ADR Representing
           3 Ord Shrs                                             600,000       23,850,000
===========================================================================================
                                                                                79,725,000
6.39     TELEPHONE
         Bell Atlantic                                          1,300,000       82,306,250
         GTE Corp                                                 600,000       43,800,000
         SBC Communications                                     1,429,700       74,255,044
         US WEST                                                1,800,000      111,712,500
===========================================================================================
                                                                               312,073,794
0.43     TOBACCO
         Philip Morris                                            800,000       21,050,000
===========================================================================================
         TOTAL COMMON STOCKS (Cost $2,632,102,363)                           4,163,698,405
===========================================================================================
10.47    FIXED INCOME SECURITIES
0.20     US GOVERNMENT OBLIGATIONS
         US Treasury Notes, 6.000%, 8/15/2009
           (Amortized Cost $9,940,737)                     $   10,000,000        9,875,000
===========================================================================================
10.27    CORPORATE BONDS
0.45     BUILDING MATERIALS
         USG Corp, Sr Notes, 8.500%, 8/1/2005              $   21,093,000       21,774,177
===========================================================================================
0.30     CABLE
         Comcast Cable Partners Ltd, Sr Discount
           Step-Up Deb, Zero Coupon(c), 11/15/2007         $    5,850,000        5,484,375
         TeleWest PLC, Sr Discount Step-Up Deb
            Zero Coupon(c), 10/1/2007                      $   10,000,000        9,237,500
===========================================================================================
                                                                                14,721,875
0.11     COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
         Worldwide Fiber, Sr Notes, 12.500%, 12/15/2005    $    5,000,000        5,200,000
===========================================================================================
0.10     COMPUTER RELATED
         PSINet Inc, Sr Notes(d),10.500%, 12/1/2006        $    5,000,000        5,043,750
===========================================================================================


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE

4.05     ELECTRIC UTILITIES
         Cleveland Electric Illuminating
           1st Mortgage, Series B, 9.500%, 5/15/2005       $   16,000,000   $   16,694,720
           1st Mortgage, Series E, 9.000%, 7/1/2023        $    2,150,000        2,211,808
           Sr Secured Notes, Series D
              7.880%, 11/1/2017                            $    9,245,000        8,883,003
              7.430%, 11/1/2009                            $    9,500,000        9,116,627
         Connecticut Light & Power, 1st Refunding Mortgage
           Series C, 8.500%, 6/1/2024                      $    7,250,000        7,336,761
         Consumers Energy, 1st Refunding Mortgage
           7.375%, 9/15/2023                               $   10,700,000        9,766,318
         Detroit Edison
           1st Mortgage Medium-Term Notes, Series C
              8.240%, 1/13/2023                            $    5,600,000        5,622,932
           Secured Medium-Term Notes
               Series C, 8.300%, 1/13/2023                 $    5,000,000        5,022,585
               Series D, 8.310%, 8/1/2022                  $    3,000,000        3,022,542
         DQU-II Funding, Collateral Lease, 8.700%,
           6/1/2016                                              $288,000          300,410
         Duquesne Light, Medium-Term Notes
           Series B, 8.200%, 11/15/2022                    $    8,000,000        7,951,264
         El Paso Electric, 1st Mortgage
           Series C, 8.250%, 2/1/2003                      $    5,000,000        5,103,465
           Series D, 8.900%, 2/1/2006                      $   14,600,000       15,247,729
         Gulf States Utilities, 1st Mortgage, 8.700%,
           4/1/2024                                        $    5,700,000        5,693,810
         Jersey Central Power & Light
           1st Mortgage, 7.500%, 5/1/2023                  $   10,000,000        9,473,200
           Sr Secured Medium-Term Notes
              Series C, 7.980%, 2/16/2023                  $   10,000,000        9,696,230
         Metropolitan Edison, Secured Medium-Term Notes
           Series B, 8.150%, 1/30/2023                     $   19,950,000       19,550,681
         New York State Electric & Gas, 1st Mortgage
           8.300%, 12/15/2022                              $    8,250,000        8,115,500
         Niagara Mohawk Power,
           1st Mortgage, 8.500%, 7/1/2023                  $   12,500,000       12,328,875
           Sr Notes, Series G, 7.750%, 10/1/2008           $    6,600,000        6,673,577
         Pennsylvania Power, 1st Mortgage, 8.500%,
           7/15/2022                                       $    2,000,000        1,960,084
         Potomac Edison, 1st Mortgage, 8.000%, 6/1/2024    $    7,250,000        7,223,646
         Public Service of New Mexico, Sr Notes
           Series A, 7.100%, 8/1/2005                      $   11,125,000       10,788,246
         Southwestern Public Service, 1st Mortgage
           8.200%, 12/1/2022                               $    3,000,000        3,008,601
         Texas Utilities, 1st Mortgage, 7.375%, 10/1/2025  $    2,500,000        2,275,325
         Union Electric, 1st Mortgage, 8.750%, 12/1/2021   $    4,600,000        4,725,713
===========================================================================================
                                                                               197,793,652
0.09     ELECTRICAL EQUIPMENT
         Alpine Group, Sr Secured Notes, Series B
           12.250%, 7/15/2003                              $    4,249,000        4,376,470
===========================================================================================


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE

0.12     ENTERTAINMENT
         Paramount Communications, Sr Deb
           8.250%, 8/1/2022                                $    5,800,000   $    5,819,256
===========================================================================================
0.13     HEALTH CARE RELATED
         FHP International, Sr Notes
           7.000%, 9/15/2003                               $    6,450,000        6,242,310
===========================================================================================
0.05     HOUSEHOLD PRODUCTS
         Home Products International, Sr Sub Notes
           9.625%, 5/15/2008                               $    2,500,000        2,250,000
===========================================================================================
0.52     INSURANCE
         Equitable Cos, Sr Notes, 9.000%, 12/15/2004       $   23,610,000       25,239,727
===========================================================================================
0.16     IRON & STEEL
         National Steel, 1st Mortgage, 8.375%, 8/1/2006    $    8,000,000        8,080,000
===========================================================================================
0.22     LODGING -- HOTELS
         Hilton Hotels, Sr Notes, 7.200%, 12/15/2009       $   12,270,000       10,805,993
===========================================================================================
0.09     NATURAL GAS
         NorAm Energy, Conv Sub Deb, 6.000%, 3/15/2012     $    4,637,000        4,266,040
===========================================================================================
2.08     OIL & GAS RELATED
         Atlantic Richfield, Deb
           10.875%, 7/15/2005                              $    9,030,000       10,627,389
           9.125%, 8/1/2031                                $    2,757,000        3,283,471
           9.000%, 4/1/2021                                $   22,460,000       26,045,447
           9.000%, 5/1/2031                                $    2,353,000        2,750,281
           8.750%, 3/1/2032                                $    2,326,000        2,665,736
         Canadian Forest Oil Ltd, Gtd Sr Sub Notes
           8.750%, 9/15/2007                               $    8,660,000        8,335,250
         Cliffs Drilling, Sr Notes
           Series B, 10.250%, 5/15/2003                    $    4,000,000        4,020,000
           Series D, 10.250%, 5/15/2003                    $    1,060,000        1,065,300
         Coda Energy, Gtd Sr  Sub Notes, Series B
           10.500%, 4/1/2006                               $    5,000,000        5,125,000
         Gulf Canada Resources Ltd, Sr Notes
           8.350%, 8/1/2006                                $    3,750,000        3,712,500
           8.250%, 3/15/2017                               $    5,000,000        4,395,900
         Mobil Corp, Deb, 8.625%, 8/15/2021                $    8,000,000        9,053,880
         Ocean Energy, Gtd Sr Sub Notes, 9.750%, 10/1/2006 $   13,716,000       15,053,310
         Panhandle Eastern Pipe Line, Sr Notes
           7.000%, 7/15/2029                               $    6,000,000        5,319,546
===========================================================================================
                                                                               101,453,010
0.17     POLLUTION CONTROL
         Allied Waste North America, Sr Sub Notes(d)
           10.000%,  8/1/2009                              $    8,950,000        8,133,313
===========================================================================================


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE

0.13     SAVINGS & LOAN
         Sovereign Bancorp, Medium-Term Notes
           8.000%, 3/15/2003                               $    6,500,000   $    6,577,799
===========================================================================================
0.02     SERVICES
         NationsRent Inc, Sr Sub Notes
           10.375%, 12/15/2008                             $    1,250,000        1,225,000
===========================================================================================
0.11     TELECOMMUNICATIONS -- CELLULAR & WIRELESS
         Cencall Communications, Sr Discount Step-Up Notes
           10.125%(c), 1/15/2004                           $    5,250,000        5,433,750
===========================================================================================
0.37     TELECOMMUNICATIONS -- LONG DISTANCE
         GlobeNet Communications Group, Sr Notes(d)
           13.000%, 7/15/2007                              $    1,000,000        1,012,500
         IXC Communications, Sr Sub Notes
           9.000%, 4/15/2008                               $    2,000,000        2,020,000
         Level 3 Communications, Sr Discount Step-Up Notes
           Zero Coupon(c), 12/1/2008                       $   17,400,000       10,527,000
         Qwest Communications International, Sr Discount
            Step-Up Notes, Series B, Zero Coupon(c),
            10/15/2007                                     $    5,340,000        4,312,050
===========================================================================================
                                                                                17,871,550
1.00     TELEPHONE
         Centel Capital, Deb, 9.000%, 10/15/2019           $    5,000,000        5,437,355
         Citizens Utilities, Deb, 7.000%, 11/1/2025        $    4,950,000        4,390,551
         GTE Corp, Deb, 7.900%, 2/1/2027                   $    3,000,000        2,930,853
         McLeodUSA Inc, Sr Notes, 8.125%, 2/15/2009        $    4,250,000        3,963,125
         MetroNet Communications, Sr Discount Step-Up Notes
           Zero Coupon(c), 11/1/2007                       $    8,250,000        6,806,250
           Zero Coupon(c), 6/15/2008                       $   12,750,000        9,929,062
         NEXTLINK Communications, Sr Notes
           9.625%, 10/1/2007                               $    5,425,000        5,262,250
         NEXTLINK Communications LLC/NEXTLINK Capital
           Sr Notes, 12.500%, 4/15/2006                    $    4,750,000        5,094,375
         RCN Corp, Sr Discount Step-Up Notes
           Series B, Zero Coupon(c), 2/15/2008             $    7,600,000        4,902,000
===========================================================================================
                                                                                48,715,821
           TOTAL CORPORATE BONDS (Amortized Cost $527,087,717)                 501,023,493
===========================================================================================
         TOTAL FIXED INCOME SECURITIES (Amortized Cost $537,028,454)           510,898,493
===========================================================================================
4.22     SHORT-TERM INVESTMENTS
4.20     COMMERCIAL PAPER
1.54     CONSUMER FINANCE
         American Express Credit, 5.700%, 12/3/1999        $   40,000,000       40,000,000
         General Motors Acceptance, 5.580%, 12/3/1999      $    5,000,000        5,000,000
         Sears Roebuck Acceptance, 5.530%, 12/2/1999       $   30,000,000       30,000,000
===========================================================================================
                                                                                75,000,000


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE

2.66     FINANCIAL
         American General, 5.680%, 12/1/1999               $   30,000,000   $   30,000,000
         Deere & Co, 5.570%, 12/2/1999                     $   25,000,000       25,000,000
         Ford Motor Credit, 5.580%, 12/7/1999              $   35,000,000       35,000,000
         Heller Financial, 5.730%, 12/6/1999               $   40,000,000       40,000,000
===========================================================================================
                                                                               130,000,000
           TOTAL COMMERCIAL PAPER (Cost $205,000,000)                          205,000,000
===========================================================================================
0.02     REPURCHASE AGREEMENTS
         Repurchase  Agreement with State Street dated
           11/30/1999 due 12/1/1999 at 5.550%, repurchased
           at $1,275,197  (Collateralized by US Treasury
           Inflationary Index Notes due 1/15/2008 at
           3.625%, value $1,304,239) (Cost $1,275,000)     $    1,275,000        1,275,000
===========================================================================================
         TOTAL SHORT-TERM INVESTMENTS (Cost $206,275,000)                      206,275,000
===========================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $3,375,405,817)
         (Cost for Income Tax Purposes $3,375,436,784)                     $ 4,880,871,898
===========================================================================================


Total Return Fund
67.96    COMMON STOCKS
1.57     AEROSPACE & DEFENSE
         Boeing Co                                                413,100  $    16,859,644
         Lockheed Martin                                          642,600       12,771,675
         Raytheon Co Class B Shrs                                 367,200       11,268,450
         United Technologies                                      100,000        5,650,000
===========================================================================================
                                                                                46,549,769
0.45     AIRLINES
         Southwest Airlines                                       826,200       13,477,387
===========================================================================================
1.56     AUTO PARTS
         Cooper Tire & Rubber                                     826,200       12,393,000
         Genuine Parts                                            734,400       18,910,800
         Johnson Controls                                         275,000       14,987,500
===========================================================================================
                                                                                46,291,300
0.86     AUTOMOBILES
         Ford Motor                                               504,900       25,497,450
===========================================================================================
4.31     BANKS
         Bank of America                                          504,900       29,536,650
         Bank One                                                 688,500       24,269,625
         First Union                                              688,500       26,636,344
         FleetBoston Financial                                    300,000       11,343,750
         National City                                          1,156,700       28,845,206
         Wachovia Corp                                             91,800        7,108,763
===========================================================================================
                                                                               127,740,338


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE

0.58     BEVERAGES
         Anheuser-Busch Cos                                       229,500   $   17,169,469
===========================================================================================
1.28     BUILDING MATERIALS
         Lowe's Cos                                               367,200       18,291,150
         Sherwin-Williams Co                                      688,500       14,759,719
         Vulcan Materials                                         125,000        5,031,250
===========================================================================================
                                                                                38,082,119
1.34     CHEMICALS
         Dow Chemical                                             183,600       21,504,150
         Great Lakes Chemical                                     550,800       18,279,675
===========================================================================================
                                                                                39,783,825
5.33     COMPUTER RELATED
         Cadence Design Systems(a)                                989,600       17,565,400
         Compaq Computer                                        1,101,600       26,920,350
         Computer Associates International                        459,000       29,835,000
         Compuware Corp(a)                                        459,000       15,519,937
         Hewlett-Packard Co                                       321,300       30,483,337
         International Business Machines                          367,200       37,844,550
===========================================================================================
                                                                               158,168,574
1.95     CONGLOMERATES
         Fortune Brands                                           275,400        9,415,237
         Hanson PLC Sponsored ADR Representing 5 Ord Shrs         520,000       21,515,000
         National Service Industries                              459,000       13,569,187
         Unilever NV New York Registered Shrs                     245,857       13,383,840
===========================================================================================
                                                                                57,883,264
0.32     CONTAINERS
         Crown Cork & Seal                                        459,000        9,352,125
===========================================================================================
0.75     DISTRIBUTION
         Supervalu Inc                                          1,147,500       22,304,531
===========================================================================================
3.67     ELECTRIC UTILITIES
         DTE Energy                                               642,600       21,245,962
         Edison International                                     550,800       14,596,200
         Entergy Corp                                             918,000       25,302,375
         GPU Inc                                                  780,300       24,969,600
         TECO Energy                                              550,800       11,016,000
         Unicom Corp                                              367,200       11,727,450
===========================================================================================
                                                                               108,857,587
2.50     ELECTRICAL EQUIPMENT
         Emerson Electric                                         150,000        8,550,000
         General Electric                                         183,600       23,868,000
         Grainger (W W) Inc                                       459,000       21,630,375
         Rockwell International                                   403,900       20,043,537
===========================================================================================
                                                                                74,091,912


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE

0.45     ELECTRONICS -- SEMICONDUCTOR
         Intel Corp                                               175,000   $   13,420,312
===========================================================================================
0.70     FINANCIAL
         Citigroup Inc                                            200,000       10,775,000
         Fannie Mae                                               150,000        9,993,750
===========================================================================================
                                                                                20,768,750
1.00     FOODS
         Archer-Daniels-Midland Co                                860,225       10,699,048
         Heinz (HJ) Co                                            183,600        7,688,250
         Sara Lee                                                 459,000       11,130,750
===========================================================================================
                                                                                29,518,048
0.56     HARDWARE & TOOLS
         Snap-On Inc                                              550,800       16,661,700
===========================================================================================
5.01     HEALTH CARE DRUGS -- PHARMACEUTICALS
         Abbott Laboratories                                      367,200       13,953,600
         American Home Products                                   367,200       19,094,400
         Bristol-Myers Squibb                                     367,200       26,828,550
         Lilly (Eli) & Co                                         275,400       19,759,950
         Merck & Co                                               550,000       43,175,000
         Mylan Laboratories                                       100,000        2,356,250
         Schering-Plough Corp                                     455,400       23,282,325
===========================================================================================
                                                                               148,450,075
1.65     HEALTH CARE RELATED
         Biomet Inc                                               100,000        3,168,750
         Columbia/HCA Healthcare                                1,193,400       32,520,150
         Quintiles Transnational(a)                               596,700       13,164,694
===========================================================================================
                                                                                48,853,594
0.85     HOUSEHOLD FURNITURE & APPLIANCES
         Shaw Industries                                          367,200        5,760,450
         Whirlpool Corp                                           321,300       19,599,300
===========================================================================================
                                                                                25,359,750
5.91     INSURANCE
         Allstate Corp                                            918,000       24,040,125
         American General                                         367,200       26,920,350
         Lincoln National                                         367,200       15,307,650
         Loews Corp                                               367,200       23,500,800
         MGIC Investment                                          450,000       25,425,000
         Ohio Casualty                                          1,193,400       18,385,834
         Old Republic International                               642,600        8,032,500
         SAFECO Corp                                              459,000       10,872,563
         St Paul Cos                                              596,700       18,012,881
         Torchmark Corp                                           150,000        4,762,500
===========================================================================================
                                                                               175,260,203


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE

0.80     INSURANCE BROKERS
         Marsh & McLennan                                         302,900   $   23,815,512
===========================================================================================
1.02     INVESTMENT BANKER/BROKER FIRM
         Morgan Stanley Dean Witter & Co                          250,000       30,156,250
===========================================================================================
1.40     IRON & STEEL
         Nucor Corp                                               826,200       41,671,462
===========================================================================================
1.99     MACHINERY
         Caterpillar Inc                                          459,000       21,286,125
         Deere & Co                                               459,000       19,708,312
         Dover Corp                                               413,100       17,918,212
===========================================================================================
                                                                                58,912,649
2.49     MANUFACTURING
         Federal Signal                                           688,500       11,661,469
         Illinois Tool Works                                      321,300       20,804,175
         Minnesota Mining & Manufacturing                         124,000       11,849,750
         Precision Castparts                                      416,900       11,334,469
         Textron Inc                                              110,100        7,823,981
         York International                                       459,000       10,241,438
===========================================================================================
                                                                                73,715,282
0.48     METALS MINING
         Phelps Dodge                                             275,400       14,320,800
===========================================================================================
0.76     OFFICE EQUIPMENT & SUPPLIES
         Ikon Office Solutions                                  1,101,600        7,366,950
         Office Depot(a)                                          250,000        2,781,250
         Xerox Corp                                               459,000       12,421,688
===========================================================================================
                                                                                22,569,888
3.46     OIL & GAS RELATED
         Exxon Corp                                               335,100       26,577,619
         Norsk Hydro A/SA Sponsored ADR Representing Ord Shrs     530,000       20,868,750
         Phillips Petroleum                                       400,000       19,125,000
         Repsol SA Sponsored ADR Representing Ord Shrs          1,652,400       35,939,700
===========================================================================================
                                                                               102,511,069
0.92     PAPER & FOREST PRODUCTS
         Kimberly-Clark Corp                                      275,400       17,591,175
         Westvaco Corp                                            321,300        9,699,244
===========================================================================================
                                                                                27,290,419
0.53     POLLUTION CONTROL
         Waste Management                                         963,900       15,663,375
===========================================================================================
0.91     PUBLISHING
         American Greetings Class A Shrs                          367,200        8,652,150
         Gannett Co                                               257,000       18,391,562
===========================================================================================
                                                                                27,043,712


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE

0.66     RAILROADS
         CSX Corp                                                 550,800   $   19,587,825
===========================================================================================
1.97     RETAIL
         Albertson's Inc                                          500,000       15,968,750
         Dillard's Inc Class A Shrs                               771,120       14,554,890
         K mart Corp(a)                                           550,800        5,473,575
         Penney (JC) Co                                           596,700       13,313,869
         Rite Aid                                               1,193,400        9,025,087
===========================================================================================
                                                                                58,336,171
1.62     SERVICES
         Deluxe Corp                                              596,700       15,626,081
         Dun & Bradstreet                                         688,500       18,589,500
         Electronic Data Systems                                  136,000        8,746,500
         First Data                                               116,500        5,038,625
===========================================================================================
                                                                                48,000,706
1.47     TELECOMMUNICATIONS -- LONG DISTANCE
         AT&T Corp                                                780,300       43,599,262
===========================================================================================
2.39     TELEPHONE
         Bell Atlantic                                            350,000       22,159,375
         SBC Communications                                       400,000       20,775,000
         Telefonos de Mexico SA de CV Sponsored ADR
           Representing 20 Series L Shrs                          200,000       18,512,500
         US WEST                                                  150,000        9,309,375
===========================================================================================
                                                                                70,756,250
1.64     TEXTILE -- APPAREL MANUFACTURING
         Liz Claiborne                                            459,000       17,183,813
         Unifi Inc(a)                                             918,000       12,163,500
         VF Corp                                                  642,600       19,197,675
===========================================================================================
                                                                                48,544,988
0.71     TOBACCO
         Philip Morris                                            803,200       21,134,200
===========================================================================================
0.14     TOYS
         Mattel Inc                                               300,000        4,293,750
===========================================================================================
         TOTAL COMMON STOCKS (Cost $1,669,052,877)                           2,015,465,652
===========================================================================================
28.66    FIXED INCOME SECURITIES
9.50     US Government Obligations
         US Treasury Bonds
           9.375%, 2/15/2006                               $   15,550,000       18,003,992
           9.250%, 2/15/2016                               $   19,100,000       23,982,438
           8.125%, 8/15/2019                               $   37,450,000       43,582,438
           7.625%, 2/15/2025                               $   46,000,000       52,195,648
           7.250%, 8/15/2022                               $   24,600,000       26,544,950
         US Treasury Notes
           8.000%, 5/15/2001                               $   18,900,000       19,431,563


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE

           6.375%, 8/15/2002                               $   21,750,000   $   21,919,933
           6.250%, 10/31/2001                              $   16,300,000       16,366,227
           6.250%, 2/15/2003                               $   39,800,000       39,949,250
           5.750%, 8/15/2003                               $   20,100,000       19,861,313
===========================================================================================
           TOTAL US GOVERNMENT OBLIGATIONS
              (Amortized Cost $282,134,989)                                    281,837,752
===========================================================================================
4.49     US GOVERNMENT AGENCY OBLIGATIONS
         Fannie Mae
           Benchmark Notes, 5.125%, 2/13/2004              $   19,454,000       18,423,502
           Gtd Mortgage Pass-Through Certificates
              8.500%, 3/1/2010                             $    2,260,657        2,344,558
              8.000%, 7/1/2024                             $    2,879,438        2,919,970
              7.500%, 8/1/2007                             $      638,903          647,694
              7.500%, 7/1/2024                             $    5,777,504        5,773,752
              7.500%, 8/1/2029                             $   22,324,046       22,272,085
              7.000%, 9/1/2027                             $   10,753,186       10,509,734
              7.000%, 12/1/2027                            $    6,202,188        6,066,186
              6.500%, 5/1/2026                             $    4,833,027        4,640,276
              6.000%, 5/1/2009                             $    5,403,235        5,238,583
         Freddie Mac, Gold, Participation Certificates
           8.000%, 10/1/2010                               $    1,652,406        1,691,531
           8.000%, 5/1/2024                                $    2,637,842        2,677,559
           7.500%, 12/1/2026                               $    4,385,336        4,382,197
           7.000%, 4/1/2028                                $    8,296,720        8,115,192
           6.500%, 7/1/2001                                $    2,191,188        2,180,572
           6.500%, 1/1/2029                                $   13,084,144       12,491,383
         Government National Mortgage Association I
           Pass-Through Certificates
              7.500%, 3/15/2026                            $    2,672,917        2,669,029
              7.000%, 10/15/2008                           $      480,264          481,831
              7.000%, 12/15/2022                           $      142,707          140,338
              7.000%, 12/15/2025                           $    5,844,652        5,717,334
              6.500%, 10/15/2008                           $      538,224          531,200
              6.500%, 12/15/2028                           $   13,291,123       12,640,430
              6.000%, 11/15/2008                           $      651,331          631,456
===========================================================================================
           TOTAL US GOVERNMENT AGENCY OBLIGATIONS
              (Amortized Cost $136,492,775)                                    133,186,392
===========================================================================================
1.00     ASSET-BACKED SECURITIES
1.00     CONSUMER FINANCE
         Chase Manhattan Credit Card Master Trust
           Series 1996-3, Class A, 7.040%, 2/15/2005       $   16,524,000       16,630,084
         Discover Card Master Trust I, Series 1998-7
           Class A, 5.600%, 5/16/2006                      $   13,770,000       13,172,382
===========================================================================================
           TOTAL ASSET-BACKED SECURITIES (Amortized Cost $30,964,598)           29,802,466
===========================================================================================


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE

12.71    CORPORATE BONDS
0.58     AUTO PARTS
         Dana Corp, Notes, 6.250%, 3/1/2004                $   18,000,000   $   17,325,072
===========================================================================================
0.89     AUTOMOBILES
         Ford Motor, Bonds, 6.500%, 8/1/2018               $   13,700,000       12,338,782
         General Motors Acceptance
           Global Bonds, 5.500%, 1/14/2002                 $    9,200,000        8,974,922
           Notes, 6.125%, 1/22/2008                        $    5,500,000        5,102,812
===========================================================================================
                                                                                26,416,516
3.24     BANKS
         ABN Amro Bank NV, Sub Notes
           7.550%, 6/28/2006                               $   13,750,000       13,893,096
           6.625%, 10/31/2001                              $    4,600,000        4,576,393
         Bank One, Notes, 6.875%, 8/1/2006                 $   18,000,000       17,705,106
         BankAmerica Corp, Sub Notes, 6.875%, 6/1/2003     $    3,700,000        3,681,334
         NationsBank Corp, Sub Notes, 6.500%, 8/15/2003    $   13,700,000       13,553,150
         Norwest Financial, Sr Notes, 5.625%, 2/3/2009     $   14,700,000       13,003,473
         SunTrust Banks, Sr Notes, 6.250%, 6/1/2008        $   15,850,000       14,802,204
         Wachovia Bank, Euro Medium-Term Notes, Series 3
           7.000%, 10/17/2008(b)                           $    6,400,000        6,304,890
         Wachovia Corp, Sub Notes, 6.250%, 8/4/2008        $    9,200,000        8,607,575
===========================================================================================
                                                                                96,127,221
1.04     BEVERAGES
         Anheuser-Busch Cos, Notes, 5.375%, 9/15/2008      $18,400,000          16,446,306
         Diageo Capital PLC, Notes, 6.625%, 6/24/2004      $14,700,000          14,542,372
===========================================================================================
                                                                                30,988,678
0.80     BUILDING MATERIALS
         Masco Corp, Deb, 7.750%, 8/1/2029                 $   11,000,000       11,061,347
         Vulcan Materials, Notes, 6.000%, 4/1/2009         $   13,700,000       12,597,904
===========================================================================================
                                                                                23,659,251
0.64     CHEMICALS
         Eastman Chemical, Notes, 6.375%, 1/15/2004        $    5,500,000        5,283,504
         PPG Industries, Notes, 6.750%, 8/15/2004          $   13,700,000       13,622,677
===========================================================================================
                                                                                18,906,181
0.44     COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
         Motorola Inc, Notes, 6.500%, 3/1/2008             $   13,700,000       13,099,570
===========================================================================================
0.61     CONSUMER FINANCE
         Household Finance, Notes, 7.200%, 7/15/2006       $   18,000,000       18,006,300
===========================================================================================
0.29     ELECTRIC UTILITIES
         National Rural Utilities, Secured Collateral Trust
           6.550%, 11/1/2018                               $    9,600,000        8,724,998
===========================================================================================
0.59     FINANCIAL
         Associates Corp of North America, Sr Notes
           6.375%, 10/15/2002                              $    4,600,000        4,551,277


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE

           5.500%, 2/15/2004                               $   13,800,000   $   13,066,295
===========================================================================================
                                                                                17,617,572
0.45     FOODS
         CPC International, Medium-Term Notes
           Series C, 6.150%, 1/15/2006                     $   13,800,000       13,199,079
===========================================================================================
0.29     HEALTH CARE RELATED
         Guidant Corp, Notes, 6.150%, 2/15/2006            $    9,200,000        8,591,448
===========================================================================================
0.43     INSURANCE BROKERS
         Marsh & McLennan, Sr Notes, 6.625%, 6/15/2004     $   12,850,000       12,633,465
===========================================================================================
0.35     LEISURE TIME
         Carnival Corp, Notes, 6.150%, 4/15/2008           $   11,000,000       10,256,521
===========================================================================================
0.33     MANUFACTURING
         Tyco International Group SA, Gtd Notes
           6.125%, 1/15/2009                               $   11,000,000        9,855,670
===========================================================================================
0.27     NATURAL GAS
         Enron Corp, Notes, 6.625%, 11/15/2005             $    8,300,000        7,930,169
===========================================================================================
0.56     RAILROADS
         Norfolk Southern, Notes, 6.200%, 4/15/2009        $   18,400,000       16,733,346
===========================================================================================
0.16     RETAIL
         Wal-Mart Stores, Notes, 8.625%, 4/1/2001          $    4,600,000        4,726,436
===========================================================================================
0.31     SERVICES
         Electronic Data Systems, Notes, 6.850%,
           10/15/2004                                      $    9,200,000        9,149,676
===========================================================================================
0.44     TELEPHONE
         Ameritech Capital Funding, Notes, 6.150%,
           1/15/2008                                       $   13,800,000       12,948,333
===========================================================================================
           TOTAL CORPORATE BONDS (Amortized Cost $396,793,251)                 376,895,502
===========================================================================================
0.96     FOREIGN GOVERNMENT OBLIGATIONS
         Province of Manitoba, Unsecured Deb, 5.500%,
           10/1/2008                                       $   16,050,000       14,540,016
         Province of Saskatchewan, Global Notes, 7.375%,
           7/15/2013                                       $   13,800,000       13,825,944
===========================================================================================
           TOTAL FOREIGN GOVERNMENT OBLIGATIONS
              (Amortized Cost $31,386,660)                                      28,365,960
===========================================================================================
         TOTAL FIXED INCOME SECURITIES (Amortized Cost $877,772,273)           850,088,072
===========================================================================================
3.38     SHORT-TERM INVESTMENTS
1.40     US GOVERNMENT AGENCY OBLIGATIONS
         Federal Home Loan Bank, Global Bonds
           5.500%, 7/14/2000 (Amortized Cost $41,613,392)  $   41,600,000       41,469,917
===========================================================================================
0.24     CORPORATE BONDS
0.11     PUBLISHING
         Gannett Co, Notes, 5.850%, 5/1/2000               $    3,200,000        3,195,638
===========================================================================================
0.13     TOYS
         Mattel Inc, Notes, 6.750%, 5/15/2000              $    3,700,000        3,698,087
===========================================================================================
           TOTAL CORPORATE BONDS (Amortized Cost $6,896,630)                     6,893,725
===========================================================================================


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE


1.74     REPURCHASE AGREEMENTS
         Repurchase  Agreement with State Street dated
           11/30/1999 due 12/1/1999 at 5.550%,
           repurchased at $51,727,974  (Collateralized
           by US Treasury Notes, due 11/15/2001
           at 7.500%, value $52,831,800)
           (Cost $51,720,000)                              $   51,720,000   $   51,720,000
===========================================================================================
         TOTAL SHORT-TERM INVESTMENTS
           (Amortized Cost $100,230,022)                                       100,083,642
===========================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $2,647,055,172)
         (Cost for Income Tax Purposes $2,650,941,211)                      $2,965,637,366
===========================================================================================

(a) Security is non-income producing.

(b) Security may be redenominated in euro, the currency of the European Economic and Monetary Union (EMU).

(c) Step-up bonds are obligations which increase the interest payment rate at a specified point in time. Rate shown reflects current rate which may step up at a future date.

(d) Securities acquired pursuant to Rule 144A. The fund deems such securities to be "liquid" because an institutional market exists.

(e) Rate is subject to change. Rate shown reflects current rate.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

INVESCO Combination Stock & Bond Funds, Inc.
NOVEMBER 30, 1999
UNAUDITED
                                                                                    EQUITY
                                                               BALANCED             INCOME
                                                                   FUND               FUND
-------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)                                         $     402,407,523   $  3,375,405,817
===========================================================================================
   At Value(a)                                        $     462,837,201   $  4,880,871,898
Cash                                                                414                859
Receivables:
   Investment Securities Sold                                     1,100          4,198,947
   Fund Shares Sold                                             961,491          4,135,853
   Dividends and Interest                                     2,822,930         15,626,544
Prepaid Expenses and Other Assets                                69,573            497,887
===========================================================================================
TOTAL ASSETS                                                466,692,709      4,905,331,988
===========================================================================================
LIABILITIES
Payables:
   Distributions to Shareholders                                366,633         27,270,024
   Investment Securities Purchased                            2,825,819         21,225,912
   Fund Shares Repurchased                                    1,135,426         23,801,722
Accrued Distribution Expenses                                    94,150          1,000,384
Accrued Expenses and Other Payables                              37,273          1,173,195
===========================================================================================
TOTAL LIABILITIES                                             4,459,301         74,471,237
===========================================================================================
NET ASSETS AT VALUE                                   $     462,233,408   $  4,830,860,751
===========================================================================================
NET ASSETS
Paid-in Capital(b)                                    $     398,257,484   $  3,285,551,927
Accumulated Undistributed (Distributions in Excess of)
   Net Investment Income                                         30,422           (148,301)
Accumulated Undistributed Net Realized Gain on Investment
   Securities and Foreign Currency Transactions               3,515,824         39,991,044
Net Appreciation of Investment Securities and Foreign
   Currency Transactions                                     60,429,678      1,505,466,081
===========================================================================================
NET ASSETS AT VALUE                                   $     462,233,408   $  4,830,860,751
===========================================================================================
Shares Outstanding                                           26,764,026        318,477,704
NET ASSET VALUE, Offering and Redemption
   Price per Share                                    $           17.27   $          15.17
===========================================================================================

(a) Investment securities at cost and value at November 30, 1999 include repurchase agreements of $22,235,000 and $1,275,000 for Balanced and Equity Income Funds, respectively.

(b) The Fund has 1,600,000,000 authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million and one billion have been allocated to Balanced and Equity Income Funds, respectively.

See Notes to Financial Statements

INVESCO Combination Stock & Bond Funds, Inc.
NOVEMBER 30, 1999
UNAUDITED

                                                                   TOTAL RETURN
                                                                           FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)                                                  $  2,647,055,172
================================================================================
   At Value(a)                                                 $  2,965,637,366
Cash                                                                        618
Receivables:
   Investment Securities Sold                                        34,457,233
   Fund Shares Sold                                                   2,746,941
   Dividends and Interest                                            19,408,855
Prepaid Expenses and Other Assets                                       204,443
================================================================================
TOTAL ASSETS                                                      3,022,455,456
================================================================================
LIABILITIES
Payables:
   Distributions to Shareholders                                      1,045,810
   Fund Shares Repurchased                                           15,154,459
Accrued Distribution Expenses                                           490,211
Accrued Expenses and Other Payables                                     194,893
================================================================================
TOTAL LIABILITIES                                                    16,885,373
================================================================================
NET ASSETS AT VALUE                                            $  3,005,570,083
================================================================================
NET ASSETS
Paid-in Capital(b)                                             $  2,616,366,488
Accumulated Undistributed Net Investment Income                           5,245
Accumulated Undistributed Net Realized Gain on Investment
   Securities and Foreign Currency Transactions                      70,616,156
Net Appreciation of Investment Securities and Foreign Currency
   Transactions                                                     318,582,194
================================================================================
NET ASSETS AT VALUE                                            $  3,005,570,083
================================================================================
Shares Outstanding                                                  104,677,378
NET ASSET VALUE, Offering and Redemption
   Price per Share                                                       $28.71
================================================================================

(a) Investment securities at cost and value at November 30, 1999 includes a repurchase agreement of $51,720,000 for Total Return Fund.

(b) The Fund has 1,600,000,000 authorized shares of common stock, par value of $0.01 per share. Of such shares, 300 million have been allocated to Total Return Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Balanced Fund
                                                  SIX MONTHS         PERIOD           YEAR
                                                       ENDED          ENDED          ENDED
                                                 NOVEMBER 30         MAY 31        JULY 31
-------------------------------------------------------------------------------------------
                                                        1999           1999           1998
                                                   UNAUDITED       (Note 1)
INVESTMENT INCOME
INCOME
Dividends                                    $     1,317,786 $    1,764,694 $    1,386,453
Interest                                           4,793,680      4,915,416      4,951,420
   Foreign Taxes Withheld                             (6,783)       (11,444)       (10,905)
===========================================================================================
   TOTAL INCOME                                    6,104,683      6,668,666      6,326,968
===========================================================================================
EXPENSES
Investment Advisory Fees                           1,154,535      1,282,647      1,115,082
Distribution Expenses                                485,231        534,436        464,902
Transfer Agent Fees                                  386,227        474,150        447,515
Administrative Fees                                   92,341         45,489         37,877
Custodian Fees and Expenses                           29,649         32,209         23,003
Directors' Fees and Expenses                          12,428         15,369         17,666
Professional Fees and Expenses                        21,064         22,782         25,188
Registration Fees and Expenses                        63,531         53,309         64,433
Reports to Shareholders                              107,831        100,017         65,197
Other Expenses                                         6,347         11,598         14,940
===========================================================================================
   TOTAL EXPENSES                                  2,359,184      2,572,006      2,275,803
   Fees and Expenses Paid Indirectly                 (20,248)       (19,312)       (11,494)
===========================================================================================
      NET EXPENSES                                 2,338,936      2,552,694      2,264,309
===========================================================================================
NET INVESTMENT INCOME                              3,765,747      4,115,972      4,062,659
===========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
   Investment Securities                           5,608,503     11,521,099     16,103,608
   Foreign Currency Transactions                         409        (36,322)      (443,603)
===========================================================================================
      Total Net Realized Gain                      5,608,912     11,484,777     15,660,005
===========================================================================================
Change in Net Appreciation (Depreciation) of:
   Investment Securities                          19,043,938     17,694,385      1,850,574
   Foreign Currency Transactions                           0         (4,123)       502,422
===========================================================================================
      Total Net Appreciation                      19,043,938     17,690,262      2,352,996
===========================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
   FOREIGN CURRENCY TRANSACTIONS                  24,652,850     29,175,039     18,013,001
===========================================================================================
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                           $    28,418,597$    33,291,011 $   22,075,660
===========================================================================================

See Notes to Financial Statements

Equity Income Fund
                                                  SIX MONTHS         PERIOD           YEAR
                                                       ENDED          ENDED          ENDED
                                                 NOVEMBER 30         MAY 31        JUNE 30
-------------------------------------------------------------------------------------------
                                                        1999           1999           1998
                                                   UNAUDITED       (Note 1)
INVESTMENT INCOME
INCOME
Dividends                                    $    34,549,300 $   64,351,574 $   74,376,469
Interest                                          27,128,428     68,888,161     85,307,820
   Foreign Taxes Withheld                           (143,747)      (323,716)      (412,846)
===========================================================================================
   TOTAL INCOME                                   61,533,981    132,916,019    159,271,443
===========================================================================================
EXPENSES
Investment Advisory Fees                          11,454,516     20,935,050     23,205,917
Distribution Expenses                              6,057,510     11,062,360     12,301,096
Transfer Agent Fees                                3,592,523      5,936,040      6,122,313
Administrative Fees                                  368,451        672,908        748,034
Custodian Fees and Expenses                          248,421        472,521        587,418
Directors' Fees and Expenses                         121,336        215,200        275,362
Professional Fees and Expenses                        81,665        156,354        155,252
Registration Fees and Expenses                        71,666         84,962         81,025
Reports to Shareholders                              737,101        771,454        576,551
Other Expenses                                        56,734        163,433        246,709
===========================================================================================
   TOTAL EXPENSES                                 22,789,923     40,470,282     44,299,677
   Fees and Expenses Absorbed by Investment Adviser        0         (2,813)       (10,930)
   Fees and Expenses Paid Indirectly                (248,314)      (472,424)      (440,841)
===========================================================================================
      NET EXPENSES                                22,541,609     39,995,045     43,847,906
===========================================================================================
NET INVESTMENT INCOME                             38,992,372     92,920,974    115,423,537
===========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
   Investment Securities                         194,768,758    329,753,499    563,831,147
   Foreign Currency Transactions                     (26,647)        13,913          6,583
===========================================================================================
      Total Net Realized Gain                    194,742,111    329,767,412    563,837,730
===========================================================================================
Change in Net Appreciation of
   Investment Securities                          34,515,078     45,742,780    232,218,236
===========================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
   FOREIGN CURRENCY TRANSACTIONS                 229,257,189    375,510,192    796,055,966
===========================================================================================
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                           $   268,249,561 $  468,431,166 $  911,479,503
===========================================================================================

See Notes to Financial Statements

Total Return Fund

                                                  SIX MONTHS         PERIOD           YEAR
                                                       ENDED          ENDED          ENDED
                                                 NOVEMBER 30         MAY 31      AUGUST 31
-------------------------------------------------------------------------------------------
                                                        1999           1999           1998
                                                   UNAUDITED       (Note 1)
INVESTMENT INCOME
INCOME
Dividends                                    $    22,918,212 $   34,843,500 $   35,209,430
Interest                                          36,745,908     45,227,801     51,559,742
   Foreign Taxes Withheld                           (472,219)      (521,884)      (725,548)
===========================================================================================
   TOTAL INCOME                                   59,191,901     79,549,417     86,043,624
===========================================================================================
EXPENSES
Investment Advisory Fees                           9,285,777     13,059,957     13,926,522
Distribution Expenses                              2,660,386      1,862,388        101,656
Transfer Agent Fees                                3,252,032      3,425,993      3,767,444
Administrative Fees                                  264,526        355,556        367,796
Custodian Fees and Expenses                          197,738        261,034        283,390
Directors' Fees and Expenses                          82,179        100,103         83,603
Professional Fees and Expenses                        54,060         75,008        251,231
Registration Fees and Expenses                       191,072        225,035        173,135
Reports to Shareholders                              120,791        131,727        114,919
Other Expenses                                        40,738         85,180         76,138
===========================================================================================
   TOTAL EXPENSES                                 16,149,299     19,581,981     19,145,834
   Fees and Expenses Absorbed by Investment Adviser        0       (374,435)      (197,490)
   Fees and Expenses Paid Indirectly                (138,275)      (281,869)      (302,628)
===========================================================================================
   NET EXPENSES                                   16,011,024     18,925,677     18,645,716
===========================================================================================
NET INVESTMENT INCOME                             43,180,877     60,623,740     67,397,908
===========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
   Investment Securities                         168,590,328     26,815,297     86,019,724
   Foreign Currency Transactions                      (1,334)         1,475          2,958
===========================================================================================
      Total Net Realized Gain                    168,588,994     26,816,772     86,022,682
===========================================================================================
Change in Net Appreciation (Depreciation) of
   Investment Securities                        (449,624,847)   450,426,456    (79,067,445)
===========================================================================================
NET GAIN (LOSS) ON INVESTMENT SECURITIES AND
   FOREIGN CURRENCY TRANSACTIONS                (281,035,853)   477,243,228      6,955,237
===========================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                           $  (237,854,976)$  537,866,968 $   74,353,145
===========================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

Balanced Fund
                                                  SIX MONTHS         PERIOD           YEAR
                                                       ENDED          ENDED          ENDED
                                                 NOVEMBER 30         MAY 31        JULY 31
-------------------------------------------------------------------------------------------
                                                        1999           1999           1998
                                                   UNAUDITED       (Note 1)
OPERATIONS
Net Investment Income                        $     3,765,747 $    4,115,972 $    4,062,659
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions               5,608,912     11,484,777     15,660,005
Change in Net Appreciation of Investment
   Securities and Foreign Currency
   Transactions                                   19,043,938     17,690,262      2,352,996
===========================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS        28,418,597     33,291,011     22,075,660
===========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                             (3,776,665)    (4,105,886)    (4,196,252)
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions             (13,564,627)   (10,135,428)   (17,002,689)
===========================================================================================
TOTAL DISTRIBUTIONS                              (17,341,292)   (14,241,314)   (21,198,941)
===========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                    209,472,145    225,239,324    158,521,941
Reinvestment of Distributions                     16,924,151     13,792,246     20,128,818
Net Assets Received from Acquisition of
   Multi-Asset Allocation Fund (Note 3)           11,140,475              0              0
===========================================================================================
                                                 237,536,771    239,031,570    178,650,759
Amounts Paid for Repurchases of Shares          (111,219,135)  (149,866,318)  (124,824,681)
===========================================================================================
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                       126,317,636     89,165,252     53,826,078
===========================================================================================
TOTAL INCREASE IN NET ASSETS                     137,394,941    108,214,949     54,702,797
NET ASSETS
Beginning of Period                              324,838,467    216,623,518    161,920,721
===========================================================================================
End of Period (Including Accumulated
   Undistributed Net Investment Income of
   $30,422, $41,340 and $14,553, respectively)  $462,233,408   $324,838,467  $ 216,623,518
===========================================================================================

          ---------------------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                       12,256,336     14,063,692     10,124,221
Shares Issued from Reinvestment of Distributions     982,187        888,456      1,391,923
Shares Issued in Connection with Acquisition of
   Multi-Asset Allocation Fund (Note 3)              669,846              0              0
===========================================================================================
                                                  13,908,369     14,952,148     11,516,144
Shares Repurchased                                (6,500,750)    (9,382,609)    (7,941,260)
===========================================================================================
NET INCREASE IN FUND SHARES                        7,407,619      5,569,539      3,574,884
===========================================================================================

See Notes to Financial Statements

Equity Income Fund
                                                  SIX MONTHS         PERIOD           YEAR
                                                       ENDED          ENDED          ENDED
                                                 NOVEMBER 30         MAY 31        JULY 31
-------------------------------------------------------------------------------------------
                                                        1999           1999           1998
                                                   UNAUDITED       (Note 1)
OPERATIONS
Net Investment Income                       $   38,992,372  $   92,920,974  $  115,423,537
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions           194,742,111     329,767,412     563,837,730
Change in Net Appreciation of Investment
   Securities and Foreign Currency
   Transactions                                 34,515,078      45,742,780     232,218,236
===========================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS     268,249,561     468,431,166     911,479,503
===========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                          (39,309,863)    (93,998,246)   (115,239,239)
In Excess of Net Investment Income                       0               0         (34,577)
Net Realized Gain on Investment Securities and
   and Foreign Currency Transactions          (425,212,988)   (451,708,873)   (487,553,284)
===========================================================================================
TOTAL DISTRIBUTIONS                           (464,522,851)   (545,707,119)   (602,827,100)
===========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                  258,612,487     543,178,456     796,227,427
Reinvestment of Distributions                  435,353,165     512,402,591     566,171,643
===========================================================================================
                                               693,965,652   1,055,581,047   1,362,399,070
Amounts Paid for Repurchases of Shares        (511,867,920) (1,214,003,411) (1,164,991,454)
===========================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                     182,097,732    (158,422,364)    197,407,616
===========================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS        (14,175,558)   (235,698,317)    506,060,019
NET ASSETS
Beginning of Period                          4,845,036,309   5,080,734,626   4,574,674,607
===========================================================================================
End of Period (Including Accumulated
   Undistributed Net Investment Income
   (Distributions in Excess) of ($148,301),
   $169,190, and $1,232,549, respectively)  $4,830,860,751 $ 4,845,036,309 $ 5,080,734,626
===========================================================================================

          ---------------------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                     15,861,778      35,119,662      49,736,211
Shares Issued from Reinvestment of
  Distributions                                 28,644,686      35,057,399      38,238,701
===========================================================================================
                                                44,506,464      70,177,061      87,974,912
Shares Repurchased                             (31,636,058)    (78,498,469)    (72,818,140)
===========================================================================================
NET INCREASE (DECREASE) IN FUND SHARES          12,870,406      (8,321,408)     15,156,772
===========================================================================================

See Notes to Financial Statements

Total Return Fund
                                                  SIX MONTHS         PERIOD           YEAR
                                                       ENDED          ENDED          ENDED
                                                 NOVEMBER 30         MAY 31      AUGUST 31
-------------------------------------------------------------------------------------------
                                                        1999           1999           1998
                                                   UNAUDITED       (Note 1)
OPERATIONS
Net Investment Income                        $    43,180,877  $   60,623,740 $   67,397,908
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions             168,588,994      26,816,772     86,022,682
Change in Net Appreciation (Depreciation) of
   Investment Securities                        (449,624,847)    450,426,456    (79,067,445)
============================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS                                   (237,854,976)    537,866,968     74,353,145
============================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                            (43,150,895)    (60,756,140)   (67,353,840)
In Excess of Net Investment Income                         0         (18,228)             0
Net Realized Gain on Investment Securities and
   Foreign Currency Transactions                (116,478,475)    (77,274,029)   (34,772,560)
============================================================================================
TOTAL DISTRIBUTIONS                             (159,629,370)   (138,048,397)  (102,126,400)
============================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                    748,924,729   1,164,725,715  1,412,738,595
Reinvestment of Distributions                    158,404,586     136,764,996    100,609,294
============================================================================================
                                                 907,329,315   1,301,490,711  1,513,347,889
Amounts Paid for Repurchases of Shares          (923,020,448)   (843,579,726)  (770,152,733)
============================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                       (15,691,133)    457,910,985    743,195,156
============================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS         (413,175,479)    857,729,556    715,421,901
NET ASSETS
Beginning of Period                            3,418,745,562   2,561,016,006  1,845,594,105
============================================================================================
End of Period (Including Accumulated
   Undistributed (Distributions in Excess of)
   Net Investment Income of $5,245,
   ($24,737) and $132,400, respectively)     $ 3,005,570,083 $ 3,418,745,562 $2,561,016,006
============================================================================================

          ---------------------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                       23,345,825      37,304,581     46,622,819
Shares Issued from Reinvestment of
  Distributions                                    5,459,457       4,385,847      3,448,941
============================================================================================
                                                  28,805,282      41,690,428     50,071,760
Shares Repurchased                               (29,726,924)    (27,040,483)   (25,589,174)
============================================================================================
   NET INCREASE (DECREASE) IN FUND SHARES           (921,642)     14,649,945     24,482,586
============================================================================================

See Notes to Financial Statements

INVESCO Notes to financial statements -- INVESCO Combina-
                                         tion Stock & Bond
                                         Funds, Inc.

UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Combination Stock & Bond Funds, Inc. is incorporated in Maryland and presently consists of three separate Funds: Balanced Fund, Equity Income Fund and Total Return Fund (individually the "Fund" and collectively, the "Funds"). Balanced, Equity Income and Total Return Fund's fiscal year-ends were changed from July 31, June 30 and August 31, respectively, to May 31.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally, 4:00 p.m. New York time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day (generally, 4:00 p.m. New York time) and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may have elements of risk due to investments in foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Balanced and Total Return Funds incurred and elected to defer post-October 31 currency losses of $33 and $15,770, respectively, to the year ended May 31, 2000. To the extent future capital gains and income are offset by capital loss carryovers and post-October 31 losses, such gains will not be distributed to shareholders. Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- Each Fund bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses, based on the relative net assets of each Fund.

Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Custodian Fees and Expenses for Equity Income Fund are reduced by credits earned from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                                     AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------
                                                   $700       $2       $4       $6
                                 $0 TO $350 TO  MILLION  BILLION  BILLION  BILLION    OVER
                                  $350    $700    TO $2    TO $4       $6       $8      $8
                               MILLION MILLION  BILLION  BILLION  BILLION  BILLION BILLION
-------------------------------------------------------------------------------------------
Balanced Fund                    0.60%   0.55%    0.50%    0.45%    0.40%   0.375%   0.35%
Equity Income Fund               0.60%   0.55%    0.50%    0.45%    0.40%   0.375%   0.35%

                                                     AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------
                                          $500       $1       $2       $4       $6
                                 $0 TO MILLION  BILLION  BILLION  BILLION  BILLION    OVER
                                  $500   TO $1    TO $2    TO $4    TO $6    TO $8      $8
                               MILLION BILLION  BILLION  BILLION  BILLION  BILLION BILLION
-------------------------------------------------------------------------------------------
Total Return Fund                0.75%   0.65%    0.50%    0.45%    0.40%  0.375%    0.35%

In accordance with a Sub-Advisory Agreement between IFG and INVESCO Capital Management, Inc. ("ICM"), an affiliate of IFG, investment decisions of Total Return Fund are made by ICM. Fees for such sub-advisory services are paid by IFG.

A plan of distribution pursuant to Rule 12b-1 of the Act (the "Plan") provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, to a maximum of 0.25% of annual average net assets. For the six months ended November 30, 1999, Balanced, Equity Income and Total Return Funds paid the Distributor $456,723, $6,041,731 and $2,479,955 respectively, under the Plan of distribution.

IFG receives a transfer agent fee from each Fund at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

NOTE 3 -- ACQUISITION OF INVESCO MULTIPLE ASSET FUNDS, INC. - MULTIPLE ASSET-ALLOCATION FUND ("TARGET FUND"). On June 11, 1999, Balanced Fund acquired all the net assets of Target Fund pursuant to an Agreement and Plan Reorganization and Termination approved by Target Fund Shareholders on May 20, 1999. The acquisition was accomplished by a tax-free exchange of 669,846 shares of Balanced Fund (valued at $11,140,475) for 989,018 shares outstanding of

Target Fund on June 11, 1999. Target Fund's net assets at that date ($11,140,475) which included $866,856 of unrealized appreciation, were combined with those of Balanced Fund. The aggregate net assets of Balanced Fund and Target Fund immediately before the acquisition were $327,886,557 and $11,140,475 respectively. The net assets of Balanced Fund after the acquisition were $339,027,032.

NOTE 4 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended November 30, 1999, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                                PURCHASES            SALES
--------------------------------------------------------------------------------
Balanced Fund                                  $  217,309,504   $  135,391,326
Equity Income Fund                              1,119,848,465    1,317,299,625
Total Return Fund                                 688,352,227      677,969,537

For the six months ended November 30, 1999, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were as follows:

FUND                                                PURCHASES            SALES
--------------------------------------------------------------------------------
Balanced Fund                                  $   20,154,454   $    6,252,188
Equity Income Fund                                  9,940,630                0
Total Return Fund                                 180,052,155      290,106,705

NOTE 5 -- APPRECIATION AND DEPRECIATION. At November 30, 1999, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation by Fund were as follows:

                                       GROSS             GROSS              NET
FUND                            APPRECIATION      DEPRECIATION     APPRECIATION
--------------------------------------------------------------------------------
Balanced Fund                 $   69,716,234    $    9,327,626   $   60,388,608
Equity Income Fund             1,616,968,832       111,533,718    1,505,435,114
Total Return Fund                534,598,763       219,902,608      314,696,155

NOTE 6-- TRANSACTIONS WITH AFFILIATES. Certain of the Funds' officers and directors are also officers and directors of IFG, IDI or ICM.

Each Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the annual meeting attendance fees.

Pension expenses for the six months ended November 30, 1999, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                      UNFUNDED
                                     PENSION           ACCRUED          PENSION
FUND                                EXPENSES     PENSION COSTS        LIABILITY
--------------------------------------------------------------------------------
Balanced Fund                 $        2,024    $        5,489   $       16,644
Equity Income Fund                    40,077           229,412          615,044
Total Return Fund                     23,776            65,424          183,622

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 7 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 5% of the Net Assets at Value for Equity Income Fund and 10% of the Net Assets at Value for Balanced and Total Return Funds. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At November 30, 1999, there were no such borrowings.

FINANCIAL HIGHLIGHTS

Balanced Fund
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                          SIX MONTHS       PERIOD                                             PERIOD
                               ENDED        ENDED                                              ENDED
                         NOVEMBER 30       MAY 31              YEAR ENDED JULY 31            JULY 31
-----------------------------------------------------------------------------------------------------
                                1999      1999(a)      1998      1997       1996      1995   1994(b)
                           UNAUDITED
PER SHARE DATA
Net Asset Value --
   Beginning of
   Period                    $ 16.78      $ 15.71   $ 15.86   $ 13.36    $ 12.08   $ 10.30   $ 10.00
=====================================================================================================
INCOME FROM
   INVESTMENT OPERATIONS
Net Investment Income           0.16         0.24      0.33      0.34       0.37      0.29      0.12
Net Gains on Securities
   (Both Realized and
   Unrealized)                  1.01         1.73      1.50      3.37       2.12      2.03      0.30
=====================================================================================================
TOTAL FROM INVESTMENT
   OPERATIONS                   1.17         1.97      1.83      3.71       2.49      2.32      0.42
=====================================================================================================
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income            0.16         0.24      0.35      0.34       0.37      0.29      0.12
Distributions from
   Capital Gains                0.52         0.66      1.63      0.87       0.84      0.25      0.00
=====================================================================================================
TOTAL DISTRIBUTIONS             0.68         0.90      1.98      1.21       1.21      0.54      0.12
=====================================================================================================
Net Asset Value --
   End of Period             $ 17.27      $ 16.78   $ 15.71   $ 15.86    $ 13.36   $ 12.08   $ 10.30
=====================================================================================================

TOTAL RETURN                7.02%(c)    13.12%(c)    12.90%    29.27%     20.93%    23.18%  4.16%(c)
RATIOS
Net Assets --
   End of Period
   ($000 Omitted)           $462,233     $324,838  $216,624  $161,921   $115,066  $ 37,224   $4,252
Ratio of Expenses
   to Average Net
   Assets(d)             0.61%(c)(f)  1.21%(e)(f)  1.22%(f)  1.29%(f)   1.29%(f)     1.25%  1.25%(e)
Ratio of Net
   Investment Income
   to Average Net
   Assets(d)                0.97%(c)     1.94%(e)     2.18%     2.46%      3.03%     3.12%  2.87%(e)
Portfolio Turnover Rate       39%(c)      100%(c)      108%      155%       259%      255%    61%(c)

(a) From August 1, 1998 to May 31, 1999, the Fund's current fiscal year end.
(b) From December 1, 1993, commencement of investment operations, to July 31, 1994.
(c) Based on operations for the period shown and, accordingly, are not representative of a full year.
(d) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended July 31, 1997, 1996 and 1995 and for the period ended July 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.34%, 1.29%, 1.59% and 4.37% (annualized), respectively, and ratio of net investment income to average net assets would have been 2.41%, 3.03%, 2.77% and (0.25%) (annualized), respectively.
(e) Annualized
(f) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

FINANCIAL HIGHLIGHTS

Equity Income Fund
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                          SIX MONTHS      PERIOD
                               ENDED       ENDED
                         NOVEMBER 30      MAY 31                 YEAR ENDED JUNE 30
------------------------------------------------------------------------------------------------------------------
                                1999     1999(a)         1998         1997         1996         1995         1994
                           UNAUDITED
PER SHARE DATA
Net Asset Value --
   Beginning of
   Period                    $ 15.85     $ 16.18      $ 15.31      $ 13.21      $ 11.92      $ 11.32      $ 11.53
==================================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income           0.13        0.30         0.38         0.35         0.41         0.42         0.36
Net Gains on Securities
   (Both Realized and
   Unrealized)                  0.77        1.19         2.54         3.05         1.53         1.14         0.02
==================================================================================================================
TOTAL FROM INVESTMENT
   OPERATIONS                   0.90        1.49         2.92         3.40         1.94         1.56         0.38
==================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income(b)         0.13        0.31         0.38         0.35         0.41         0.42         0.36
In Excess of Net Investment
   Income                       0.00        0.00         0.00         0.00         0.00         0.00         0.11
Distributions from
   Capital Gains                1.45        1.51         1.67         0.95         0.24         0.54         0.12
==================================================================================================================
TOTAL DISTRIBUTIONS             1.58        1.82         2.05         1.30         0.65         0.96         0.59
==================================================================================================================
Net Asset Value --
   End of Period             $ 15.17     $ 15.85      $ 16.18      $ 15.31      $ 13.21      $ 11.92      $ 11.32
==================================================================================================================

TOTAL RETURN                5.75%(c)   10.31%(c)       20.55%       27.33%       16.54%       14.79%        3.24%
RATIOS
Net Assets --
   End of Period
   ($000 Omitted)         $4,830,861  $4,845,036  $ 5,080,735  $ 4,574,675  $ 4,170,536  $ 4,009,609  $ 3,913,322
Ratio of Expenses
   to Average Net
   Assets(d)             0.47%(c)(e) 0.90%(e)(f)     0.90%(e)     0.95%(e)     0.93%(e)        0.94%        0.92%
Ratio of Net
   Investment Income
   to Average Net
   Assets(d)                0.80%(c)     2.10%(f)       2.35%        2.54%        3.17%        3.61%        3.11%
Portfolio Turnover Rate       26%(c)       47%(c)         58%          47%          63%          54%          56%

(a) From July 1, 1998 to May 31, 1999, the Fund's current fiscal year end.
(b) Distributions in excess of net investment income for the year ended June 30, 1998 aggregated less than $0.01 on a per share basis.
(c) Based on operations for the period shown and, accordingly, are not representative of a full year.
(d) Various expenses of the Fund were voluntarily absorbed by IFG for the period ended May 31, 1999 and for the years ended June 30, 1998, 1997, 1996, 1995, and 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assest would have been 0.91%, (annualized) 0.98%, 0.96%, 0.97%, and 0.95%, respectively, and ratio of net investment income to average net assets would have been 2.09% (annualized), 2.35%, 2.51%, 3.14%, 3.58% and 3.08%, respectively.
(e) Ratio is based on Total Expenses of the fund, less Expenses Absorbed by the Investment Adviser, if applicable, which is before any expense offset arrangements.
(f) Annualized

FINANCIAL HIGHLIGHTS

Total Return Fund
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                          SIX MONTHS      PERIOD
                               ENDED       ENDED
                         NOVEMBER 30      MAY 31                  YEAR ENDED AUGUST 31
---------------------------------------------------------------------------------------------------------
                                1999     1999(a)        1998        1997        1996      1995      1994
                           UNAUDITED
PER SHARE DATA
Net Asset Value --
   Beginning of
   Period                    $ 32.37     $ 28.16     $ 27.77     $ 22.60     $ 20.95   $ 18.54   $ 18.27
=========================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income           0.41        0.60        0.83        0.77        0.73      0.72      0.69
Net Gains or (Losses) on
   Securities (Both Realized
   and Unrealized)            (2.50)        5.03        0.87        5.26        1.78      2.46      0.60
=========================================================================================================
TOTAL FROM INVESTMENT
   OPERATIONS                 (2.09)        5.63        1.70        6.03        2.51      3.18      1.29
=========================================================================================================
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income            0.41        0.60        0.83        0.77        0.73      0.72      0.60
In Excess of Net Investment
   Income(b)                    0.00        0.00        0.00        0.00        0.00      0.00      0.09
Distributions from
   Capital Gains                1.16        0.82        0.48        0.09        0.13      0.05      0.17
In Excess of Capital Gains      0.00        0.00        0.00        0.00        0.00      0.00      0.16
=========================================================================================================
TOTAL DISTRIBUTIONS             1.57        1.42        1.31        0.86        0.86      0.77      1.02
=========================================================================================================
Net Asset Value --
   End of Period             $ 28.71     $ 32.37     $ 28.16     $ 27.77     $ 22.60   $ 20.95   $ 18.54
=========================================================================================================

TOTAL RETURN              (6.49%)(c)   20.27%(c)       6.02%      27.01%      12.06%    17.54%     7.22%
RATIOS
Net Assets --
   End of Period
   ($000 Omitted)         $3,005,570  $3,418,746  $2,561,016  $1,845,594  $1,032,151  $563,468  $292,765
Ratio of Expenses
   to Average Net
   Assets(d)             0.47%(c)(e) 0.83%(e)(f)    0.79%(e)     0.86%(e)   0.89%(e)     0.95%     0.96%
Ratio of Net
   Investment Income
   to Average Net
   Assets(d)                1.25%(c)    2.61%(f)       2.82%        3.11%      3.44%     3.97%     3.31%
Portfolio Turnover Rate       27%(c)       7%(c)         17%           4%        10%       30%       12%

(a) From September 1, 1998 to May 31, 1999, the Fund's current fiscal year end.
(b) Distributions in excess of net investment income for the period ended May 31, 1999 and for the year ended August 31, 1995, aggregated less than $0.01 on a per share basis.
(c) Based on operations for the period shown, and accordingly, are not representative of a full year.
(d) Various expenses of the Fund were voluntarily absorbed by IFG from September 1, 1998 to May 12, 1999 and for the the year ended August 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.84% (annualized) and 0.80%, respectively, and ratio of net investment income to average net assets would have been 2.60% (annualized) and 2.81%, respectively.
(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Advisor, if applicable, which is before any expense offset arrangements.
(f) Annualized

                             INVESCO Family of Funds

                                                                     Newspaper
Fund Name                       Fund Code       Ticker Symbol       Abbreviation
--------------------------------------------------------------------------------
Stock
Growth & Income                    21               IVGIX             Gro&Inc
Blue Chip Growth                   10               FLRFX             BlChpGro
Dynamics                           20               FIDYX             Dynm
Small Company Growth               60               FIEGX             SmCoGth
INVESCO Endeavor                   61               IVENX             Endeavor
Value Equity                       46               FSEQX             ValEq
S&P 500 Index Fund-Class II        23               ISPIX             SP500II
--------------------------------------------------------------------------------
Bond
U.S. Government Securities         32               FBDGX             USGvt
Select Income                      30               FBDSX             SelInc
High Yield                         31               FHYPX             HiYld
Tax-Free Bond                      35               FTIFX             TxFre
  (formerly Tax-Free Long-Term Bond)
--------------------------------------------------------------------------------
Combination Stock & Bond
Equity Income                      15               FIIIX             EquityInc
  (formerly Industrial Income)
Total Return                       48               FSFLX             TotRtn
Balanced                           71               IMABX             Bal
--------------------------------------------------------------------------------
Sector
Energy                             50               FSTEX             Enrgy
Financial Services                 57               FSFSX             FinSvc
Gold                               51               FGLDX             Gold
Health Sciences                    52               FHLSX             HlthSc
Leisure                            53               FLISX             Leisur
Realty                             42               IVSRX             Realty
Technology-Class II                55               FTCHX             Tech
Telecommunications                 39               ISWCX             Telecomm
  (formerly Worldwide Communications)
Utilities                          58               FSTUX             Util
--------------------------------------------------------------------------------
International
International Blue Chip            09               IIBCX             ItlBlChp
European                           56               FEURX             Europ
Latin American Growth              34               IVSLX             LtnAmerGr
Pacific Basin                      54               FPBSX             PcBas
--------------------------------------------------------------------------------
Money Market
U.S. Government Money              44               FUGXX            InvGvtMF
Cash Reserves                      25               FDSXX            InvCshR
Tax-Free Money                     40               FFRXX            InvTaxFree
Treasurer's Money Market Reserve   96               IMRXX            INVESCOMMR
Treasurer's Tax-Exempt Reserve     95               ITTXX            INVESCOTTE


FOR MORE INFORMATION ABOUT ANY OF THE INVESCO FUNDS,  INCLUDING  MANAGEMENT
FEES AND EXPENSES, PLEASE CALL US AT 1-800-525-8085 OR VISIT OUR WEB SITE FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                       YOU
                                      SHOULD
                                       KNOW
                                      WHAT
                                     INVESCO
                                       KNOWS (TM)




[INVESCO ICON] INVESCO(R)


We're easy to stay in touch with:

Investor Services: 1-800-525-8085
PAL(R), your Personal Account Line: 1-800-424-8085
On the World Wide Web: www.invesco.com

In Denver, visit one of our convenient Investor Centers:
Cherry Creek, 3003 East Third Avenue, Suite 1
Denver Tech Center, 7800 East Union Avenue, Lobby Level

INVESCO Distributors, Inc.,(SM) Distributor
Post Office Box 173706
Denver, Colorado  80217-3706

This information must be preceded or accompanied by a current prospectus.